UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6102

MFS SERIES TRUST VI

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Global Equity Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

10/31/10

LGE-ANN

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in early 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we near the end of 2010, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.2%
Linde AG	3.0%
Heineken N.V.	2.6%
Reckitt Benckiser Group PLC	2.3%
Oracle Corp.	2.2%
Cisco Systems, Inc.	2.2%
Walt Disney Co.	2.1%
Diageo PLC	2.0%
State Street Corp.	2.0%
LVMH Moet Hennessy Louis Vuitton S.A.	1.8%

Equity sectors
Consumer Staples	20.6%
Financial Services	14.3%
Health Care	13.1%
Basic Materials	10.3%
Retailing	8.8%
Technology	8.8%
Leisure	5.9%
Industrial Goods & Services	4.8%
Energy	4.1%
Transportation	3.7%
Special Products & Services	2.0%
Utilities & Communications	1.2%
Autos & Housing	1.2%

Issuer country weightings
United States	47.2%
Switzerland	10.5%
United Kingdom	9.4%
France	9.1%
Germany	7.1%
Netherlands	5.8%
Japan	4.7%
Canada	1.6%
Sweden	1.3%
Other Countries	3.3%

Percentages are based on net assets as of 10/31/10.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2010, Class A shares of the MFS Global Equity Fund (the “fund”) provided a total return of 14.97%, at net asset value. This compares with a return of 13.32% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) World Index.

Market Environment

The first half of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second half of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. Although policy uncertainty remained very elevated, the prospects for more easing by the Fed improved market sentiment and drove asset prices well off their recent lows.

Contributors to Performance

Stock selection in the retailing sector was a primary contributor to performance relative to the MSCI World Index. The fund’s holdings of strong- performing luxury goods companies LVMH Moët Hennessy Louis Vuitton (France), Compagnie Financiere Richemont S.A. (Switzerland), and Burberry Group (United Kingdom) bolstered relative returns. Shares of Louis Vuitton rose as the company posted strong first quarter 2010 results and its management team expressed confidence that the restocking trend will continue. The fund’s holding of athletic shoes and apparel manufacturer Nike also aided relative results.

A combination of security selection and an underweighted position in the financial services sector benefited relative returns. No individual securities within this sector were among the fund’s top relative contributors for the reporting period.

3

Management Review – continued

Elsewhere, holdings of industrial and medical gas producer Linde AG (Germany), electrical distribution equipment manufacturer Schneider Electric S.A. (France), software products developer Oracle, and railroad company Canadian National Railway (Canada) aided relative returns. Shares of Canadian National Railway benefited from the company’s positive year-to-date volume growth, a new share repurchase program, and an increase in its quarterly dividend. The fund’s overweighted position in shares of writing devices and cable systems manufacturer Legrand SA (France), and not holding weak- performing integrated oil company BP PLC (United Kingdom), also benefited relative returns over the reporting period.

Detractors from Performance

Stock selection in the health care sector detracted from the fund’s relative performance. The fund’s ownership of pharmaceutical and diagnostic company Roche Holding Ltd. (Switzerland) and pharmaceutical company Merck KGaA (Germany) hindered relative results over the reporting period. Both companies had disappointments in their cancer therapy pipelines that negatively affected their growth potential.

Top relative detractors in other sectors included oil and gas exploration company INPEX Corporation (Japan) and drug store operator Walgreen. Shares of INPEX weakened after the company announced plans to raise capital via a stock issue to finance the development of the Ichthys natural gas project in Australia. Holdings of global financial services provider Bank of New York Mellon and insurance giant AXA (France) also hurt relative returns over the reporting period. Not owning strong-performing computer maker Apple was another top relative detractor.

During the reporting period, the fund’s currency exposure held back relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Respectfully,

David Mannheim	Roger Morley
Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 10/31/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 10/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	14.97%	5.56%	4.70%	N/A
B	12/29/86	14.10%	4.77%	3.92%	N/A
C	1/03/94	14.12%	4.78%	3.92%	N/A
I	1/02/97	15.26%	5.84%	4.95%	N/A
R1	4/01/05	14.13%	4.73%	N/A	4.78%
R2	10/31/03	14.80%	5.25%	N/A	7.63%
R3	4/01/05	14.97%	5.49%	N/A	5.55%
R4	4/01/05	15.21%	5.78%	N/A	5.83%
Comparative benchmark
MSCI World Index (f)		13.32%	3.11%	1.83%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		8.36%	4.32%	4.08%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		10.10%	4.48%	3.92%	N/A
C With CDSC (1% for 12 months) (x)		13.12%	4.78%	3.92%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the

6

Performance Summary – continued

life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

May 1, 2010 through October 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/10	Ending Account Value 10/31/10	Expenses Paid During Period (p) 5/01/10-10/31/10
A	Actual	1.42%	$1,000.00	$1,040.47	$7.30
	Hypothetical (h)	1.42%	$1,000.00	$1,018.05	$7.22
B	Actual	2.17%	$1,000.00	$1,036.95	$11.14
	Hypothetical (h)	2.17%	$1,000.00	$1,014.27	$11.02
C	Actual	2.17%	$1,000.00	$1,036.76	$11.14
	Hypothetical (h)	2.17%	$1,000.00	$1,014.27	$11.02
I	Actual	1.17%	$1,000.00	$1,042.25	$6.02
	Hypothetical (h)	1.17%	$1,000.00	$1,019.31	$5.96
R1	Actual	2.17%	$1,000.00	$1,036.75	$11.14
	Hypothetical (h)	2.17%	$1,000.00	$1,014.27	$11.02
R2	Actual	1.67%	$1,000.00	$1,039.65	$8.59
	Hypothetical (h)	1.67%	$1,000.00	$1,016.79	$8.49
R3	Actual	1.42%	$1,000.00	$1,040.69	$7.30
	Hypothetical (h)	1.42%	$1,000.00	$1,018.05	$7.22
R4	Actual	1.17%	$1,000.00	$1,041.72	$6.02
	Hypothetical (h)	1.17%	$1,000.00	$1,019.31	$5.96

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

10/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.8%
Issuer	Shares/Par	Value ($)

Aerospace - 1.4%
Honeywell International, Inc.	171,470	$8,077,953

Alcoholic Beverages - 5.7%
Diageo PLC	620,633	$11,456,309
Heineken N.V.	294,862	14,946,365
Pernod Ricard S.A.	64,815	5,747,248

		$32,149,922
Apparel Manufacturers - 5.6%
Burberry Group PLC	276,729	$4,518,416
Compagnie Financiere Richemont S.A.	140,764	7,020,677
LVMH Moet Hennessy Louis Vuitton S.A.	66,348	10,397,838
NIKE, Inc., “B”	119,960	9,769,542

		$31,706,473
Automotive - 0.4%
Harley-Davidson, Inc.	66,140	$2,029,175

Broadcasting - 4.8%
Omnicom Group, Inc.	189,580	$8,333,937
Walt Disney Co.	324,410	11,714,445
WPP Group PLC	612,911	7,130,031

		$27,178,413
Brokerage & Asset Managers - 0.9%
Deutsche Boerse AG	69,699	$4,904,677

Business Services - 1.5%
Accenture Ltd., “A”	196,660	$8,792,669

Chemicals - 3.0%
3M Co.	120,790	$10,172,934
Givaudan S.A.	4,060	4,183,568
Monsanto Co.	44,260	2,629,929

		$16,986,431

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - 2.9%
Autodesk, Inc. (a)	110,394	$3,994,055
Oracle Corp.	422,770	12,429,438

		$16,423,493
Computer Software - Systems - 1.0%
Canon, Inc.	126,700	$5,826,114

Conglomerates - 0.5%
Smiths Group PLC	149,999	$2,864,983

Construction - 0.8%
Sherwin-Williams Co.	60,990	$4,450,440

Consumer Products - 7.0%
Beiersdorf AG	42,620	$2,776,700
Colgate-Palmolive Co.	75,250	5,803,280
Kao Corp.	171,600	4,371,984
Procter & Gamble Co.	108,375	6,889,399
Reckitt Benckiser Group PLC	232,612	13,011,859
Svenska Cellulosa Aktiebolaget	460,302	7,139,190

		$39,992,412
Electrical Equipment - 3.4%
Legrand S.A.	184,626	$7,128,139
Rockwell Automation, Inc.	35,240	2,197,919
Schneider Electric S.A.	69,004	9,796,056

		$19,122,114
Electronics - 2.7%
Hoya Corp.	237,800	$5,531,405
Intel Corp.	210,730	4,229,351
Samsung Electronics Co. Ltd.	8,328	5,529,520

		$15,290,276
Energy - Independent - 0.7%
INPEX Corp.	795	$4,148,979

Energy - Integrated - 1.4%
Chevron Corp.	56,610	$4,676,552
Royal Dutch Shell PLC	92,648	3,005,121

		$7,681,673

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - 7.9%
Dr Pepper Snapple Group, Inc.	80,810	$2,953,606
General Mills, Inc.	189,750	7,123,215
Groupe Danone	92,256	5,839,076
J.M. Smucker Co.	101,939	6,552,639
Nestle S.A.	335,607	18,382,417
PepsiCo, Inc.	64,340	4,201,402

		$45,052,355
Food & Drug Stores - 2.4%
Lawson, Inc.	28,500	$1,294,722
Tesco PLC	524,859	3,589,842
Walgreen Co.	264,530	8,962,276

		$13,846,840
Gaming & Lodging - 0.8%
Ladbrokes PLC	802,686	$1,695,190
William Hill PLC	1,046,546	2,694,831

		$4,390,021
Insurance - 1.4%
AXA	222,565	$4,051,739
Swiss Reinsurance Co.	77,043	3,703,200

		$7,754,939
Major Banks - 8.0%
Bank of New York Mellon Corp.	372,573	$9,336,679
Erste Group Bank AG	119,578	5,397,281
Goldman Sachs Group, Inc.	44,360	7,139,742
Julius Baer Group Ltd.	163,001	6,880,810
Standard Chartered PLC	198,319	5,737,454
State Street Corp.	265,440	11,084,774

		$45,576,740
Medical Equipment - 8.0%
DENTSPLY International, Inc.	145,620	$4,571,012
Medtronic, Inc.	245,010	8,626,802
Sonova Holding AG	11,528	1,335,493
St. Jude Medical, Inc. (a)	204,180	7,820,094
Synthes, Inc.	39,562	4,719,861
Thermo Fisher Scientific, Inc. (a)	136,010	6,993,634
Waters Corp. (a)	98,340	7,289,944
Zimmer Holdings, Inc. (a)	86,500	4,103,560

		$45,460,400

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Natural Gas - Distribution - 0.4%
GDF SUEZ (l)	58,036	$2,316,613

Network & Telecom - 2.2%
Cisco Systems, Inc. (a)	539,420	$12,314,959

Oil Services - 2.0%
National Oilwell Varco, Inc.	152,500	$8,198,400
Schlumberger Ltd.	45,280	3,164,619

		$11,363,019
Other Banks & Diversified Financials - 4.0%
Aeon Credit Service Co. Ltd.	120,300	$1,379,611
American Express Co.	112,650	4,670,469
Banco Santander Brasil S.A., ADR	189,710	2,731,824
ICICI Bank Ltd.	133,271	3,497,764
Komercni Banka A.S.	9,483	2,151,513
UBS AG (a)	306,943	5,196,555
Visa, Inc., “A”	39,770	3,108,821

		$22,736,557
Pharmaceuticals - 5.1%
Bayer AG	126,314	$9,426,601
Johnson & Johnson	88,080	5,608,054
Merck KGaA	70,149	5,843,358
Roche Holding AG	56,843	8,346,947

		$29,224,960
Printing & Publishing - 0.3%
Wolters Kluwer N.V.	87,363	$1,987,418

Railroad & Shipping - 1.6%
Canadian National Railway Co.	139,806	$9,056,633

Specialty Chemicals - 7.3%
Akzo Nobel N.V. (l)	140,797	$8,359,708
L’Air Liquide S.A.	49,883	6,452,560
Linde AG	118,832	17,109,634
Praxair, Inc.	57,510	5,252,963
Shin-Etsu Chemical Co. Ltd.	87,100	4,383,242

		$41,558,107

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Stores - 0.8%
Abercrombie & Fitch Co., “A”	68,930	$2,954,340
Sally Beauty Holdings, Inc. (a)	126,040	1,533,907

		$4,488,247
Telephone Services - 0.5%
Singapore Telecommunications Ltd.	1,190,975	$2,848,731

Trucking - 2.1%
TNT N.V.	184,778	$4,912,024
United Parcel Service, Inc., “B”	103,820	6,991,239

		$11,903,263
Utilities - Electric Power - 0.3%
Red Electrica de Espana	31,383	$1,576,588
Total Common Stocks (Identified Cost, $476,000,063)		$561,082,587

	Strike Price	First Exercise
Rights - 0.0%
Major Banks - 0.0%
Standard Chartered PLC (1 share for 1 right) (Identified Cost, $0) (a)	GBP 12.80	10/22/10	24,495	$206,256

Money Market Funds (v) - 2.0%
MFS Institutional Money Market Portfolio, 0.21%, at Cost and Net Asset Value			11,607,240	$11,607,240

Collateral for Securities Loaned - 1.2%
Morgan Stanley Repurchase Agreement, 0.21%, dated 10/29/10, due 11/01/10, total to be received $6,590,503 (secured by U.S. Treasury and Federal Agency obligations valued at $6,722,219 in an individually traded account), at Cost			$6,590,388	$6,590,388
Total Investments (Identified Cost, $494,197,691)				$579,486,471

Other Assets, Less Liabilities - (2.0)%				(11,491,775)
Net Assets - 100.0%				$567,994,696

(a)	Non-income producing security.
(l)	All or a portion of this security is on loan.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
PLC	Public Limited Company

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $482,590,451)	$567,879,231
Underlying funds, at cost and value	11,607,240
Total investments, at value, including $6,219,924 of securities on loan (identified cost, $494,197,691)	$579,486,471
Receivables for
Investments sold	1,413,787
Fund shares sold	639,911
Interest and dividends	1,179,254
Total assets	$582,719,423
Liabilities
Payables for
Investments purchased	$6,767,117
Fund shares reacquired	875,521
Collateral for securities loaned, at value	6,590,388
Payable to affiliates
Investment adviser	55,986
Shareholder servicing costs	158,715
Distribution and service fees	16,321
Administrative services fee	890
Payable for independent Trustees’ compensation	44,902
Accrued expenses and other liabilities	214,887
Total liabilities	$14,724,727
Net assets	$567,994,696
Net assets consist of
Paid-in capital	$496,502,489
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $108,270 deferred country tax)	85,217,515
Accumulated net realized gain (loss) on investments and foreign currency transactions	(16,577,197)
Undistributed net investment income	2,851,889
Net assets	$567,994,696
Shares of beneficial interest outstanding	24,642,808

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$305,179,070	13,186,306	$23.14
Class B	25,795,782	1,193,822	21.61
Class C	28,423,723	1,362,057	20.87
Class I	159,722,891	6,745,064	23.68
Class R1	4,405,105	208,180	21.16
Class R2	21,201,051	940,304	22.55
Class R3	13,903,449	603,904	23.02
Class R4	9,363,625	403,171	23.22
(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $24.55 [100 / 94.25 x $23.14]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$10,847,590
Interest	157,416
Dividends from underlying funds	9,676
Foreign taxes withheld	(825,340)
Total investment income	$10,189,342
Expenses
Management fee	$4,409,512
Distribution and service fees	1,456,181
Shareholder servicing costs	879,327
Administrative services fee	78,533
Independent Trustees’ compensation	17,628
Custodian fee	145,488
Shareholder communications	46,660
Auditing fees	51,356
Legal fees	9,946
Miscellaneous	145,022
Total expenses	$7,239,653
Fees paid indirectly	(134)
Reduction of expenses by investment adviser	(2,367)
Net expenses	$7,237,152
Net investment income	$2,952,190
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $2,233 country tax)	$857,561
Foreign currency transactions	(40,787)
Net realized gain (loss) on investments and foreign currency transactions	$816,774
Change in unrealized appreciation (depreciation)
Investments (net of $108,270 increase in deferred country tax)	$65,745,678
Translation of assets and liabilities in foreign currencies	4,950
Net unrealized gain (loss) on investments and foreign currency translation	$65,750,628
Net realized and unrealized gain (loss) on investments and foreign currency	$66,567,402
Change in net assets from operations	$69,519,592

See Notes to Financial Statements

16

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2010	2009
Change in net assets
From operations
Net investment income	$2,952,190	$3,412,215
Net realized gain (loss) on investments and foreign currency transactions	816,774	(15,155,528)
Net unrealized gain (loss) on investments and foreign currency translation	65,750,628	78,556,800
Change in net assets from operations	$69,519,592	$66,813,487
Distributions declared to shareholders
From net investment income	$(3,397,002)	$(5,518,224)
From net realized gain on investments	—	(24,477,858)
Total distributions declared to shareholders	$(3,397,002)	$(29,996,082)
Change in net assets from fund share transactions	$92,892,874	$(38,241,298)
Total change in net assets	$159,015,464	$(1,423,893)
Net assets
At beginning of period	408,979,232	410,403,125
At end of period (including undistributed net investment income of $2,851,889 and $3,339,721, respectively)	$567,994,696	$408,979,232

See Notes to Financial Statements

17

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$20.30	$18.51	$31.71	$30.78	$25.79
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.17	$0.27	$0.33	$0.48
Net realized and unrealized gain (loss) on investments and foreign currency	2.88	3.02	(10.09)	4.54	5.68
Total from investment operations	$3.02	$3.19	$(9.82)	$4.87	$6.16
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.29)	$(0.19)	$(0.63)	$—
From net realized gain on investments	—	(1.11)	(3.19)	(3.31)	(1.17)
Total distributions declared to shareholders	$(0.18)	$(1.40)	$(3.38)	$(3.94)	$(1.17)
Net asset value, end of period	$23.14	$20.30	$18.51	$31.71	$30.78
Total return (%) (r)(s)(t)	14.97	18.90	(34.51)	17.41	24.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.43	1.53	1.44	1.46	1.45
Expenses after expense reductions (f)	1.43	1.53	1.44	1.46	1.45
Net investment income	0.63	0.99	1.05	1.10	1.72
Portfolio turnover	26	17	23	27	39
Net assets at end of period (000 omitted)	$305,179	$285,345	$260,535	$474,901	$465,394

See Notes to Financial Statements

18

Financial Highlights – continued

Class B	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$18.97	$17.25	$29.79	$29.12	$24.64
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.04	$0.06	$0.12	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	2.69	2.83	(9.41)	4.25	5.38
Total from investment operations	$2.67	$2.87	$(9.35)	$4.37	$5.65
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.04)	$—	$(0.39)	$—
From net realized gain on investments	—	(1.11)	(3.19)	(3.31)	(1.17)
Total distributions declared to shareholders	$(0.03)	$(1.15)	$(3.19)	$(3.70)	$(1.17)
Net asset value, end of period	$21.61	$18.97	$17.25	$29.79	$29.12
Total return (%) (r)(s)(t)	14.10	18.04	(34.99)	16.51	23.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.18	2.29	2.19	2.21	2.20
Expenses after expense reductions (f)	2.18	2.29	2.19	2.21	2.20
Net investment income (loss)	(0.12)	0.25	0.25	0.41	1.02
Portfolio turnover	26	17	23	27	39
Net assets at end of period (000 omitted)	$25,796	$29,964	$38,111	$102,296	$139,656

Class C	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$18.35	$16.79	$29.11	$28.58	$24.19
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.04	$0.07	$0.08	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	2.60	2.73	(9.17)	4.20	5.31
Total from investment operations	$2.58	$2.77	$(9.10)	$4.28	$5.56
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.10)	$(0.03)	$(0.44)	$—
From net realized gain on investments	—	(1.11)	(3.19)	(3.31)	(1.17)
Total distributions declared to shareholders	$(0.06)	$(1.21)	$(3.22)	$(3.75)	$(1.17)
Net asset value, end of period	$20.87	$18.35	$16.79	$29.11	$28.58
Total return (%) (r)(s)(t)	14.12	18.02	(34.99)	16.51	23.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.18	2.28	2.19	2.21	2.20
Expenses after expense reductions (f)	2.18	2.28	2.19	2.21	2.20
Net investment income (loss)	(0.11)	0.24	0.30	0.29	0.96
Portfolio turnover	26	17	23	27	39
Net assets at end of period (000 omitted)	$28,424	$27,990	$26,139	$50,903	$41,351

See Notes to Financial Statements

19

Financial Highlights – continued

Class I	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$20.76	$18.92	$32.33	$31.32	$26.15
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.23	$0.34	$0.40	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	2.94	3.08	(10.30)	4.62	5.78
Total from investment operations	$3.15	$3.31	$(9.96)	$5.02	$6.34
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.36)	$(0.26)	$(0.70)	$—
From net realized gain on investments	—	(1.11)	(3.19)	(3.31)	(1.17)
Total distributions declared to shareholders	$(0.23)	$(1.47)	$(3.45)	$(4.01)	$(1.17)
Net asset value, end of period	$23.68	$20.76	$18.92	$32.33	$31.32
Total return (%) (r)(s)	15.26	19.23	(34.34)	17.66	25.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.29	1.19	1.21	1.20
Expenses after expense reductions (f)	1.17	1.28	1.19	1.21	1.20
Net investment income	0.96	1.33	1.32	1.31	1.95
Portfolio turnover	26	17	23	27	39
Net assets at end of period (000 omitted)	$159,723	$30,417	$49,022	$77,689	$63,714

Class R1	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$18.61	$17.02	$29.60	$29.06	$24.61
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.03	$0.06	$0.03	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	2.64	2.78	(9.31)	4.29	5.41
Total from investment operations	$2.62	$2.81	$(9.25)	$4.32	$5.62
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.11)	$(0.14)	$(0.47)	$—
From net realized gain on investments	—	(1.11)	(3.19)	(3.31)	(1.17)
Total distributions declared to shareholders	$(0.07)	$(1.22)	$(3.33)	$(3.78)	$(1.17)
Net asset value, end of period	$21.16	$18.61	$17.02	$29.60	$29.06
Total return (%) (r)(s)	14.13	18.05	(35.04)	16.38	23.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.18	2.27	2.23	2.33	2.40
Expenses after expense reductions (f)	2.18	2.27	2.23	2.30	2.30
Net investment income (loss)	(0.12)	0.22	0.26	0.12	0.78
Portfolio turnover	26	17	23	27	39
Net assets at end of period (000 omitted)	$4,405	$4,140	$3,304	$4,208	$1,348

See Notes to Financial Statements

20

Financial Highlights – continued

Class R2	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$19.78	$18.06	$31.08	$30.27	$25.48
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.12	$0.21	$0.14	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	2.83	2.94	(9.88)	4.52	5.57
Total from investment operations	$2.91	$3.06	$(9.67)	$4.66	$5.96
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.23)	$(0.16)	$(0.54)	$—
From net realized gain on investments	—	(1.11)	(3.19)	(3.31)	(1.17)
Total distributions declared to shareholders	$(0.14)	$(1.34)	$(3.35)	$(3.85)	$(1.17)
Net asset value, end of period	$22.55	$19.78	$18.06	$31.08	$30.27
Total return (%) (r)(s)	14.80	18.59	(34.70)	16.94	24.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.78	1.71	1.88	1.94
Expenses after expense reductions (f)	1.68	1.78	1.71	1.85	1.84
Net investment income	0.37	0.74	0.83	0.48	1.42
Portfolio turnover	26	17	23	27	39
Net assets at end of period (000 omitted)	$21,201	$19,227	$17,298	$21,364	$6,501

Class R3	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$20.20	$18.41	$31.56	$30.71	$25.77
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.16	$0.26	$0.24	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	2.87	3.02	(10.05)	4.56	6.07
Total from investment operations	$3.01	$3.18	$(9.79)	$4.80	$6.11
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.28)	$(0.17)	$(0.64)	$—
From net realized gain on investments	—	(1.11)	(3.19)	(3.31)	(1.17)
Total distributions declared to shareholders	$(0.19)	$(1.39)	$(3.36)	$(3.95)	$(1.17)
Net asset value, end of period	$23.02	$20.20	$18.41	$31.56	$30.71
Total return (%) (r)(s)	14.97	18.94	(34.56)	17.22	24.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.43	1.52	1.47	1.61	1.63
Expenses after expense reductions (f)	1.43	1.52	1.47	1.61	1.63
Net investment income	0.65	0.96	1.04	0.81	0.14
Portfolio turnover	26	17	23	27	39
Net assets at end of period (000 omitted)	$13,903	$11,265	$8,939	$14,293	$8,703

See Notes to Financial Statements

21

Financial Highlights – continued

Class R4	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$20.37	$18.56	$31.80	$30.86	$25.81
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.22	$0.37	$0.05	$0.53
Net realized and unrealized gain (loss) on investments and foreign currency	2.90	3.03	(10.17)	4.87	5.69
Total from investment operations	$3.08	$3.25	$(9.80)	$4.92	$6.22
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.33)	$(0.25)	$(0.67)	$—
From net realized gain on investments	—	(1.11)	(3.19)	(3.31)	(1.17)
Total distributions declared to shareholders	$(0.23)	$(1.44)	$(3.44)	$(3.98)	$(1.17)
Net asset value, end of period	$23.22	$20.37	$18.56	$31.80	$30.86
Total return (%) (r)(s)	15.21	19.25	(34.40)	17.58	24.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.28	1.23	1.31	1.29
Expenses after expense reductions (f)	1.18	1.28	1.23	1.31	1.29
Net investment income	0.85	1.25	1.39	0.23	1.88
Portfolio turnover	26	17	23	27	39
Net assets at end of period (000 omitted)	$9,364	$631	$552	$5,297	$65

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Equity Fund (the fund) is a series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and

23

Notes to Financial Statements – continued

market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

24

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$256,748,167	$—	$—	$256,748,167
Switzerland	59,769,529	—	—	59,769,529
United Kingdom	52,905,172	—	—	52,905,172
France	51,729,270	—	—	51,729,270
Germany	40,060,970	—	—	40,060,970
Netherlands	33,210,636	—	—	33,210,636
Japan	—	26,936,056	—	26,936,056
Canada	9,056,633	—	—	9,056,633
Sweden	7,139,190	—	—	7,139,190
Other Countries	11,857,205	11,876,015	—	23,733,220
Short Term Securities	—	6,590,388	—	6,590,388
Mutual Funds	11,607,240	—	—	11,607,240
Total Investments	$534,084,012	$45,402,459	$—	$579,486,471

For further information regarding security characteristics, see the Portfolio of Investments.

Of the Level 1 investments presented above, equity investments amounting to $189,024,512 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The

25

Notes to Financial Statements – continued

fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

26

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

27

Notes to Financial Statements – continued

Book/tax differences primarily relate to wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/10	10/31/09
Ordinary income (including any short-term capital gains)	$3,397,002	$6,854,304
Long-term capital gain	—	23,141,778
Total distributions	$3,397,002	$29,996,082

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/10
Cost of investments	$502,259,015
Gross appreciation	106,730,015
Gross depreciation	(29,502,559)
Net unrealized appreciation (depreciation)	$77,227,456

Undistributed ordinary income	2,923,372
Capital loss carryforwards	(8,515,873)
Other temporary differences	(142,748)

As of October 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

10/31/17	$(8,515,873)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after

28

Notes to Financial Statements – continued

purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/10	Year ended 10/31/09	Year ended 10/31/10	Year ended 10/31/09
Class A	$2,505,520	$3,942,190	$—	$15,275,424
Class B	49,134	75,804	—	2,341,277
Class C	97,806	149,053	—	1,722,265
Class I	419,862	942,596	—	2,933,832
Class J (f)	N/A	28,315	N/A	384,108
Class R1	16,117	21,512	—	216,806
Class R2	142,801	219,417	—	1,052,907
Class R3	102,760	129,672	—	518,575
Class R4	63,002	9,665	—	32,664
Total	$3,397,002	$5,518,224	$—	$24,477,858

(f)	Class J shares closed on February 27, 2009.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

The management fee incurred for the year ended October 31, 2010 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $47,055 for the year ended October 31, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

29

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$721,149
Class B	0.75%	0.25%	1.00%	1.00%	276,902
Class C	0.75%	0.25%	1.00%	1.00%	284,324
Class R1	0.75%	0.25%	1.00%	1.00%	41,444
Class R2	0.25%	0.25%	0.50%	0.50%	99,278
Class R3	—	0.25%	0.25%	0.25%	33,084
Total Distribution and Service Fees					$1,456,181

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2010 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2010, were as follows:

Amount
Class A	$12
Class B	31,897
Class C	1,090

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2010, the fee was $357,968, which equated to 0.0730% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $521,359.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an

30

Notes to Financial Statements – continued

annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2010 was equivalent to an annual effective rate of 0.0160% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $2,426 and the Retirement Deferral plan resulted in an expense of $1,841. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $43,302 at October 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,595 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund

31

Notes to Financial Statements – continued

in the amount of $2,367, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $211,665,205 and $121,982,476, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/10		Year ended 10/31/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,108,392	$45,369,608	2,510,880	$42,460,515
Class B	174,326	3,501,196	208,083	3,359,888
Class C	218,899	4,246,114	223,886	3,432,199
Class I	6,672,335	145,785,525	1,345,704	25,170,599
Class J (f)	N/A	N/A	546	8,423
Class R1	32,189	629,929	49,237	775,046
Class R2	219,034	4,608,182	222,986	3,694,023
Class R3	310,721	6,693,063	176,420	2,920,809
Class R4	459,069	9,864,920	6,578	114,499
	10,194,965	$220,698,537	4,744,320	$81,936,001
Shares issued to shareholders in reinvestment of distributions
Class A	109,299	$2,328,000	1,076,556	$17,946,135
Class B	2,298	46,007	144,427	2,264,623
Class C	4,367	84,433	102,679	1,556,612
Class I	18,690	406,503	227,891	3,876,428
Class J (f)	N/A	N/A	225	3,465
Class R1	814	15,963	15,495	238,318
Class R2	6,684	138,953	75,143	1,223,324
Class R3	4,849	102,760	39,075	648,247
Class R4	2,954	63,002	2,536	42,329
	149,955	$3,185,621	1,684,027	$27,799,481

32

Notes to Financial Statements – continued

	Year ended 10/31/10		Year ended 10/31/09
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(3,085,094)	$(65,867,030)	(3,610,383)	$(60,136,121)
Class B	(562,616)	(11,309,421)	(982,347)	(15,265,083)
Class C	(386,566)	(7,418,905)	(358,451)	(5,364,955)
Class I	(1,410,940)	(32,463,310)	(2,699,865)	(54,504,065)
Class J (f)	N/A	N/A	(382,972)	(4,967,052)
Class R1	(47,279)	(926,724)	(36,348)	(542,946)
Class R2	(257,216)	(5,423,066)	(284,182)	(4,684,394)
Class R3	(269,266)	(5,655,408)	(143,339)	(2,375,596)
Class R4	(89,833)	(1,927,420)	(7,861)	(136,568)
	(6,108,810)	$(130,991,284)	(8,505,748)	$(147,976,780)
Net change
Class A	(867,403)	$(18,169,422)	(22,947)	$270,529
Class B	(385,992)	(7,762,218)	(629,837)	(9,640,572)
Class C	(163,300)	(3,088,358)	(31,886)	(376,144)
Class I	5,280,085	113,728,718	(1,126,270)	(25,457,038)
Class J (f)	N/A	N/A	(382,201)	(4,955,164)
Class R1	(14,276)	(280,832)	28,384	470,418
Class R2	(31,498)	(675,931)	13,947	232,953
Class R3	46,304	1,140,415	72,156	1,193,460
Class R4	372,190	8,000,502	1,253	20,260
	4,236,110	$92,892,874	(2,077,401)	$(38,241,298)

(f)	Class J shares closed on February 27, 2009.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2010, the fund’s commitment fee and interest expense were $5,838 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

33

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,272,358	193,866,875	(184,531,993)	11,607,240

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$9,676	$11,607,240

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust VI and Shareholders of MFS Global Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Fund (the Fund), (one of the portfolios comprising MFS Series Trust VI), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 16, 2010

35

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

36

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

37

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

38

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

39

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

40

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Distributor

MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116-3741

Portfolio Managers

David Mannheim

Roger Morley

JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116

41

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper, Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

42

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ

43

Board Review of Investment Advisory Agreement – continued

from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

44

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

45

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 73.01% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $5,512,364. The fund intends to pass through foreign tax credits of $490,606 for the fiscal year.

46

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Global Total Return Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

10/31/10

MWT-ANN

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in early 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we near the end of 2010, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Government of Japan, 1.7% 2017	2.0%
Government of Japan, 1.3% 2014	1.6%
Freddie Mac 4.5% 2040	1.5%
Vodafone Group PLC	1.5%
Lockheed Martin Corp	1.3%
Nestle SA	1.3%
Johnson & Johnson	1.3%
Sanofi-Aventis SA	1.2%
U.S. Treasury Notes, 4.75% 2017	1.2%
Kingdom of Netherlands, 3.75% 2014	1.1%

Composition including fixed income credit quality (a)(i)
AAA	13.3%
AA	9.4%
A	2.7%
BBB	5.4%
BB	1.5%
U.S. Agency (NR)	5.6%
Other Fixed Income (NR)	0.4%
Non-Fixed Income (NR)	58.9%
Cash & Other	2.8%

Equity sectors
Financial Services	10.7%
Consumer Staples	9.0%
Health Care	8.8%
Energy	5.6%
Utilities & Communications	5.6%
Industrial Goods & Services	5.5%
Technology	4.8%
Leisure	2.3%
Basic Materials	1.6%
Special Products & Services	1.5%
Transportation	1.4%
Autos & Housing	1.4%
Retailing	0.7%

Fixed income sectors (i)
Non-U.S. Government Bonds	15.9%
High Grade Corporates	6.4%
Mortgage-Backed Securities	5.2%
U.S. Treasury Securities	4.8%
Emerging Markets Bonds	2.5%
High Yield Corporates	1.5%
Commercial Mortgage-Backed Securities	1.2%
U.S. Government Agencies	0.7%
Municipal Bonds	0.1%

Portfolio Composition – continued

Issuer country weightings (i)
United States	47.2%
Japan	12.8%
United Kingdom	10.0%
Switzerland	5.0%
Netherlands	4.3%
France	4.0%
Germany	3.0%
Canada	2.4%
Italy	2.3%
Other Countries	9.0%

(a)	The rating categories include debt securities and fixed-income structured products where these have long-term public ratings. All ratings are assigned in accordance with the following hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Agency (NR) includes unrated U.S. Agency fixed-income securities and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Other Fixed Income (NR) includes unrated long-term fixed income securities, interest rate swaps and fixed income futures. Non-Fixed Income (NR) includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 10/31/10.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2010, Class A shares of the MFS Global Total Return Fund (the “fund”) provided a total return of 8.71%, at net asset value. This compares with a return of 13.32% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) World Index. The fund’s other benchmark, the Global Total Return Blended Index (the “Blended Index”), which closely resembles the equity and fixed income allocations of the fund, generated a total return of 11.10%. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

The first half of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second half of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. Although policy uncertainty remained very elevated, the prospects for more easing by the Fed improved market sentiment and drove asset prices well off their recent lows.

Detractors from Performance

Within the equity portion of the fund, stock selection in the health care sector detracted from performance relative to the MSCI World Index. The fund’s overweighted positions in poor-performing pharmaceutical and diagnostic company Roche Holding (Switzerland) and in pharmaceutical company Sanofi-Aventis (France) hindered relative results over the reporting period. Shares of Roche Holding struggled on the news that an advisory panel recommended that the U.S. FDA withdraw its provisional approval of Roche’s top-selling drug, Avastin, as a first line treatment for breast cancer.

Management Review – continued

Security selection in the transportation sector also held back relative returns. Parcel delivery services company Yamato Holdings (Japan) was a top relative detractor. Shares of Yamato Holdings came under pressure as the competitive environment intensified and overall pricing for the industry declined as a result.

An underweighted position in the basic materials sector had a negative impact on relative results. No individual stocks within this sector were among the fund’s top relative detractors for the reporting period. Individual securities in other sectors that hurt relative performance included oil and gas exploration company INPEX (Japan), financial services firm Daiwa Securities Group (Japan), French bank Credit Agricole (h), telecommunications services provider Royal KPN N.V. (The Netherlands), financial services firm Bank of New York Mellon, and power and gas company E.ON (Germany). Shares of INPEX declined after the company announced plans to raise equity to cover higher-than-expected development costs for Ichthys, a liquefied natural gas project in Australia. Elsewhere, not owning strong-performing computer maker Apple also dampened relative results.

During the reporting period, currency exposure was a detractor from the fund’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

Within the fixed income portion of the fund, the fund’s lesser exposure to U.S. mortgage-backed securities (MBS) held back results relative to the Barclays Capital Global Aggregate Index. The fund’s duration (d) positioning in the U.S. also had a negative impact on relative performance.

Contributors to Performance

Within the equity portion of the fund, stock selection in the autos & housing sector boosted relative performance. The fund’s holdings of automotive and industrial products manufacturer Tomkins (U.K.) (h) had a positive effect on relative results. Shares of Tomkins surged in response to a takeover bid from a private-equity consortium.

Security selection in the energy sector also contributed to relative returns. The timing of our ownership in shares of integrated oil company BP PLC (Switzerland), which underperformed the benchmark over the reporting period, benefited relative performance.

An overweighted position in the consumer staples and industrial goods & services sectors aided relative results. Within the consumer staples sector, the fund’s overweighted position in strong-performing tobacco company Philip Morris International had a positive impact on relative performance. The stock price of Philip Morris rose due to strong earnings results led by very solid price

Management Review – continued

increases, which more than offset volume declines in its developed markets. Standout relative contributors within the industrial goods & services sector included locks manufacturer Assa Abloy (Sweden), control products manufacturer Spectris (U.K.) (b), wiring devices and cable systems manufacturer Legrand S.A. (France), and global security company Northrop Grumman Corp. Shares of Legrand appreciated due to increased production levels, cost cutting, strong sales, particularly in emerging markets, and earnings margins well ahead of expectations.

Elsewhere, the fund’s overweighted positions in strong-performing voice and data communications services company Vodafone Group (U.K.) and chemical company PPG Industries, and not holding poor-performing software giant Microsoft, helped relative returns.

Within the fixed income portion of the fund, the return from yield, which was greater than that of the Barclays Capital Global Aggregate Index, was a key contributor to relative performance. Yield curve (y) positioning in the United States also helped relative returns. The fund’s greater exposure to corporate bonds in the banking and industrial sectors, and our increased exposure to Treasury Inflation Protected Securities (TIPS), “AAA” rated commercial mortgage-backed securities, and emerging markets bonds were other areas of relative strength. The fund’s greater exposure to Euroland versus U.S. bonds, particularly the fund’s long position in German government bonds (“Bunds”) versus U.S. Treasuries for the first half of the reporting period, and its long position in U.S. Treasuries versus Bunds for the second half of the period, had a positive impact on relative results. The fund’s exposure to peripheral Europe, particularly its heavily overweight position in the “PIIGS” (Portugal, Ireland, Italy, Spain, and Greece) versus Germany during the second half of 2009, and its underweight position for the remainder of the period, also benefited relative performance. Elsewhere, the fund’s U.S. dollar positioning, especially versus the Euro, emerging markets, and the Yen, was another positive factor for relative results.

Respectfully,

Nevin Chitkara	Steven Gorham	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager

Benjamin Stone	Erik Weisman	Barnaby Wiener
Portfolio Manager	Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective February 1, 2010, Richard Hawkins became a co-manager of the fund. Previously, the fund was co-managed by Matthew Ryan.

Management Review – continued

(b)	Security is not a benchmark constituent.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(h)	Security was not held in the portfolio at period end.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short term-rates lower than long term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	9/04/90	8.71%	5.88%	6.13%	N/A
B	9/07/93	7.86%	5.16%	5.42%	N/A
C	1/03/94	7.88%	5.16%	5.42%	N/A
I	1/02/97	8.97%	6.22%	6.48%	N/A
R1	4/01/05	7.83%	5.10%	N/A	4.74%
R2	10/31/03	8.39%	5.62%	N/A	7.38%
R3	4/01/05	8.65%	5.88%	N/A	5.52%
R4	4/01/05	8.90%	6.17%	N/A	5.81%

Comparative benchmarks
MSCI World Index (f)	13.32%	3.11%	1.83%	N/A
Global Total Return Blended Index (f)(y)(z)	11.10%	5.15%	4.43%	N/A
Barclays Capital Global Aggregate Index (f)	6.89%	7.28%	7.50%	N/A
60% MSCI World/40% JPMorgan Global Government Bond Index (unhedged) (f)(z)	11.51%	5.51%	4.70%	N/A
JPMorgan Global Government Bond Index (unhedged) (f)	7.69%	8.00%	8.06%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)	2.46%	4.64%	5.50%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)	3.86%	4.85%	5.42%	N/A
C With CDSC (1% for 12 months) (x)	6.88%	5.16%	5.42%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class’ inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary).
(x)	Assuming redemption at the end of the applicable period.
(y)	Global Total Return Blended Index is at a point in time and allocations during the period can change. As of October 31, 2010, the blended index was comprised of 60% MSCI World Index and 40% Barclays Capital Global Aggregate Index.
(z)	Effective February 8, 2010, the Global Total Return Blended Index (the “Blended Index”) replaced the 60% MSCI World/40% JPMorgan Global Government Bond Index (unhedged) as the fund’s other benchmark. The fund’s investment adviser believes that for comparison purposes, the Blended Index more appropriately depicts the fund’s investment strategy.

Performance Summary – continued

Benchmark Definitions

Barclays Capital Global Aggregate Index – a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

JPMorgan Global Government Bond Index – measures developed government bond markets around the world.

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

May 1, 2010 through October 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/10	Ending Account Value 10/31/10	Expenses Paid During Period (p) 5/01/10-10/31/10
A	Actual	1.25%	$1,000.00	$1,045.65	$6.45
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
B	Actual	2.00%	$1,000.00	$1,041.37	$10.29
	Hypothetical (h)	2.00%	$1,000.00	$1,015.12	$10.16
C	Actual	2.00%	$1,000.00	$1,041.14	$10.29
	Hypothetical (h)	2.00%	$1,000.00	$1,015.12	$10.16
I	Actual	1.00%	$1,000.00	$1,045.75	$5.16
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
R1	Actual	2.00%	$1,000.00	$1,040.46	$10.29
	Hypothetical (h)	2.00%	$1,000.00	$1,015.12	$10.16
R2	Actual	1.50%	$1,000.00	$1,043.61	$7.73
	Hypothetical (h)	1.50%	$1,000.00	$1,017.64	$7.63
R3	Actual	1.25%	$1,000.00	$1,045.00	$6.44
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R4	Actual	1.00%	$1,000.00	$1,046.21	$5.16
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 58.9%
Issuer	Shares/Par	Value ($)

Aerospace - 3.4%
Cobham PLC	800,940	$2,972,322
Honeywell International, Inc.	74,320	3,501,215
Lockheed Martin Corp.	132,970	9,479,430
Northrop Grumman Corp.	68,220	4,312,186
United Technologies Corp.	70,880	5,299,698

		$25,564,851
Alcoholic Beverages - 1.1%
Heineken N.V.	163,330	$8,279,092

Automotive - 0.3%
USS Co. Ltd.	26,700	$2,070,303

Broadcasting - 2.1%
Fuji Television Network, Inc.	1,298	$1,714,558
Nippon Television Network Corp.	13,980	1,840,927
Omnicom Group, Inc.	68,530	3,012,579
Vivendi S.A.	171,168	4,882,557
Walt Disney Co.	119,430	4,312,617

		$15,763,238
Brokerage & Asset Managers - 0.3%
Daiwa Securities Group, Inc.	605,000	$2,476,981

Business Services - 1.5%
Accenture Ltd., “A”	112,750	$5,041,053
Bunzl PLC	201,530	2,386,391
Dun & Bradstreet Corp.	29,310	2,180,957
Nomura Research Institute Ltd.	98,900	1,864,438

		$11,472,839
Chemicals - 1.2%
3M Co.	36,140	$3,043,711
Givaudan S.A.	3,120	3,214,959
PPG Industries, Inc.	39,490	3,028,883

		$9,287,553

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - 0.7%
Oracle Corp.	170,910	$5,024,754

Computer Software - Systems - 1.4%
Acer, Inc.	1,001,387	$2,914,623
International Business Machines Corp.	31,190	4,478,884
Konica Minolta Holdings, Inc.	324,000	3,123,367

		$10,516,874
Construction - 1.1%
Geberit AG	18,334	$3,511,975
Sherwin-Williams Co.	37,430	2,731,267
Stanley Black & Decker, Inc.	30,470	1,888,226

		$8,131,468
Consumer Products - 2.4%
Henkel KGaA, IPS	80,630	$4,755,919
Kao Corp.	225,900	5,755,426
Kose Corp.	66,900	1,607,170
Procter & Gamble Co.	40,285	2,560,917
Reckitt Benckiser Group PLC	54,670	3,058,133

		$17,737,565
Electrical Equipment - 0.8%
Legrand S.A.	91,740	$3,541,947
Spectris PLC	126,740	2,292,794

		$5,834,741
Electronics - 1.6%
Halma PLC	281,912	$1,475,775
Intel Corp.	164,560	3,302,719
Samsung Electronics Co. Ltd.	4,680	3,107,367
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	366,984	4,003,795

		$11,889,656
Energy - Independent - 1.0%
Apache Corp.	32,790	$3,312,446
EOG Resources, Inc.	19,970	1,911,528
INPEX Corp.	451	2,353,697

		$7,577,671
Energy - Integrated - 3.8%
BP PLC	998,670	$6,813,732
Chevron Corp.	76,110	6,287,447
Exxon Mobil Corp.	74,710	4,965,974

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Integrated - continued
Hess Corp.	42,600	$2,685,078
Royal Dutch Shell PLC, “A”	235,262	7,637,454

		$28,389,685
Food & Beverages - 3.3%
General Mills, Inc.	97,150	$3,647,011
Groupe Danone	57,277	3,625,182
J.M. Smucker Co.	27,333	1,756,965
Kellogg Co.	58,670	2,948,754
Nestle S.A.	171,979	9,419,916
PepsiCo, Inc.	47,720	3,116,116

		$24,513,944
Food & Drug Stores - 0.5%
CVS Caremark Corp.	47,740	$1,437,929
Lawson, Inc.	56,300	2,557,644

		$3,995,573
Insurance - 4.3%
Allstate Corp.	55,450	$1,690,671
Aon Corp.	60,970	2,423,558
Hiscox Ltd.	307,154	1,744,736
ING Groep N.V. (a)	348,250	3,717,606
Jardine Lloyd Thompson Group PLC	217,670	2,064,798
MetLife, Inc.	152,430	6,147,502
Muenchener Ruckversicherungs-Gesellschaft AG	16,580	2,592,594
Prudential Financial, Inc.	54,970	2,890,323
Swiss Reinsurance Co.	67,130	3,226,715
Travelers Cos., Inc.	35,280	1,947,456
Zurich Financial Services AG	13,050	3,194,700

		$31,640,659
Leisure & Toys - 0.2%
Hasbro, Inc.	28,790	$1,331,538

Machinery & Tools - 1.3%
ASSA ABLOY AB, “B”	143,650	$3,681,762
GLORY Ltd.	71,800	1,577,760
Neopost S.A.	36,460	3,028,971
Schindler Holding AG	16,000	1,715,360

		$10,003,853

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Major Banks - 4.8%
Bank of America Corp.	284,390	$3,253,422
Bank of New York Mellon Corp.	220,008	5,513,400
Goldman Sachs Group, Inc.	32,340	5,205,123
HSBC Holdings PLC	557,380	5,797,228
JPMorgan Chase & Co.	126,480	4,759,442
PNC Financial Services Group, Inc.	36,360	1,959,804
State Street Corp.	75,910	3,170,002
Sumitomo Mitsui Financial Group, Inc.	53,600	1,601,243
Toronto-Dominion Bank	14,660	1,055,767
Wells Fargo & Co.	137,630	3,589,390

		$35,904,821
Medical & Health Technology & Services - 0.6%
Kobayashi Pharmaceutical Co. Ltd.	42,500	$1,980,552
Miraca Holdings, Inc.	72,300	2,597,586

		$4,578,138
Medical Equipment - 1.6%
Becton, Dickinson & Co.	23,390	$1,766,413
Medtronic, Inc.	105,030	3,698,106
Smith & Nephew PLC	233,636	2,055,273
St. Jude Medical, Inc. (a)	54,080	2,071,264
Synthes, Inc.	16,570	1,976,849

		$11,567,905
Network & Telecom - 1.1%
Cisco Systems, Inc. (a)	93,500	$2,134,605
Ericsson, Inc., “B”	293,300	3,222,956
Nokia Oyj	283,580	3,062,768

		$8,420,329
Oil Services - 0.8%
National Oilwell Varco, Inc.	42,990	$2,311,142
Noble Corp.	38,090	1,315,248
Transocean, Inc. (a)	34,690	2,197,958

		$5,824,348
Other Banks & Diversified Financials - 1.0%
DnB NOR A.S.A.	264,200	$3,626,964
Hachijuni Bank Ltd.	175,000	897,531
MasterCard, Inc., “A”	9,800	2,352,588
Sapporo Hokuyo Holdings, Inc.	209,900	863,435

		$7,740,518

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Pharmaceuticals - 6.6%
Abbott Laboratories	124,200	$6,373,944
Bayer AG	47,946	3,578,129
GlaxoSmithKline PLC	284,820	5,572,416
Johnson & Johnson	147,100	9,365,857
Pfizer, Inc.	295,470	5,141,178
Roche Holding AG	53,860	7,908,917
Sanofi-Aventis S.A.	133,200	9,302,758
Santen Pharmaceutical Co. Ltd.	53,700	1,851,287

		$49,094,486
Railroad & Shipping - 0.3%
Canadian National Railway Co.	35,370	$2,291,269

Real Estate - 0.3%
Deutsche Wohnen AG (a)	152,220	$1,841,485

Specialty Chemicals - 0.4%
Shin-Etsu Chemical Co. Ltd.	54,300	$2,732,607

Specialty Stores - 0.2%
Esprit Holdings Ltd.	321,100	$1,741,673

Telecommunications - Wireless - 2.4%
KDDI Corp.	1,178	$6,325,133
Vodafone Group PLC	4,106,759	11,176,920

		$17,502,053
Telephone Services - 2.2%
AT&T, Inc.	244,260	$6,961,410
China Unicom Ltd.	1,014,000	1,426,211
Royal KPN N.V.	384,410	6,420,262
Telecom Italia S.p.A.	1,084,130	1,327,825

		$16,135,708
Tobacco - 2.2%
British American Tobacco PLC	125,740	$4,795,212
Japan Tobacco, Inc.	1,049	3,250,291
Philip Morris International, Inc.	138,850	8,122,725

		$16,168,228

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Common Stocks - continued
Trucking - 1.1%
TNT N.V.		137,098	$3,644,528
Yamato Holdings Co. Ltd.		346,700	4,350,141

			$7,994,669
Utilities - Electric Power - 1.0%
E.ON AG		96,638	$3,026,267
PG&E Corp.		95,120	4,548,638

			$7,574,905
Total Common Stocks (Identified Cost, $379,173,709)			$438,615,980

Bonds - 37.6%
Aerospace - 0.1%
Bombardier, Inc., 7.75%, 2020 (n)		$840,000	$932,400

Asset-Backed & Securitized - 1.1%
Bayview Commercial Asset Trust, FRN, 1.68%, 2023 (z)	CAD	560,000	$438,775
Commercial Mortgage Asset Trust, FRN, 0.841%, 2032 (i)(z)		$10,884,593	224,602
Commercial Mortgage Pass-Through Certificates, “A3”, 5.293%, 2049		995,797	1,038,409
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046		995,797	1,044,864
Commercial Mortgage Pass-Through Certificates, FRN, 0.446%, 2017 (n)		1,400,000	1,310,144
First Union National Bank Commercial Mortgage Trust, FRN, 0.83%, 2043 (i)(n)		14,752,499	49,735
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.817%, 2049		995,797	1,062,930
Merrill Lynch Mortgage Trust, FRN, 5.825%, 2050		1,040,000	1,106,095
Wachovia Bank Commercial Mortgage Trust, “A3”, FRN, 5.903%, 2051		2,070,000	2,232,976

			$8,508,530
Automotive - 0.2%
American Honda Finance Corp., 2.375%, 2013 (n)		$400,000	$410,174
Ford Motor Credit Co. LLC, 7.8%, 2012		1,050,000	1,131,707

			$1,541,881
Building - 0.1%
Mohawk Industries, Inc., 6.875%, 2016		$800,000	$855,000

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Cable TV - 0.4%
Comcast Corp., 5.15%, 2020		$730,000	$802,899
Cox Communications, Inc., 9.375%, 2019 (z)		600,000	813,452
DIRECTV Holdings LLC, 5.2%, 2020		667,000	724,423
Time Warner Cable, Inc., 5%, 2020		688,000	746,561

			$3,087,335
Chemicals - 0.3%
Ashland, Inc., 9.125%, 2017		$670,000	$772,175
Dow Chemical Co., 9.4%, 2039		428,000	606,433
Nalco Co., 8.25%, 2017		740,000	824,175

			$2,202,783
Consumer Products - 0.1%
Whirlpool Corp., 8%, 2012		$680,000	$742,017

Emerging Market Quasi-Sovereign - 1.3%
Banco del Estado de Chile, 4.125%, 2020 (z)		$100,000	$100,577
Banco do Brasil (Cayman Branch), 6%, 2020 (n)		100,000	112,375
BNDES Participacoes S.A., 6.5%, 2019 (n)		192,000	221,520
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (z)		387,000	383,540
Dubai Electricity & Water Authority, 6.375%, 2016 (z)		108,000	106,981
Dubai Electricity & Water Authority, 7.375%, 2020 (z)		422,000	415,026
Empresa Nacional del Petroleo, 6.25%, 2019		265,000	296,103
Empresa Nacional del Petroleo, 5.25%, 2020 (n)		100,000	105,513
Pemex Project Funding Master Trust, 5.75%, 2018		523,000	587,168
Petrobras International Finance Co., 7.875%, 2019		679,000	858,177
Petroleos Mexicanos, 6%, 2020		408,000	460,632
Petroleos Mexicanos, 5.5%, 2021		183,000	198,958
Qatari Diar Finance Q.S.C., 5%, 2020 (n)		604,000	632,169
Qtel International Finance Ltd., 7.875%, 2019 (n)		182,000	223,592
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019 (n)		1,200,000	1,433,875
SCF Capital Ltd., 5.375%, 2017 (z)		513,000	503,247
VEB Finance Ltd., 6.902%, 2020 (n)		1,311,000	1,401,459
VTB Capital S.A., 6.465%, 2015 (n)		351,000	363,285
VTB Capital S.A., 6.551%, 2020 (z)		995,000	1,005,149

			$9,409,346
Emerging Market Sovereign - 0.7%
Federative Republic of Brazil, 5.625%, 2041		$695,000	$771,450
Republic of Peru, 7.35%, 2025		700,000	929,250
Republic of South Africa, 8%, 2018	ZAR	20,160,000	2,923,557
Republic of South Africa, 5.5%, 2020		$399,000	451,868

			$5,076,125

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Energy - Independent - 0.2%
Anadarko Petroleum Corp., 6.2%, 2040		$350,000	$336,281
Newfield Exploration Co., 6.625%, 2016		890,000	925,600

			$1,261,881
Energy - Integrated - 0.1%
Hess Corp., 8.125%, 2019		$630,000	$830,974

Food & Beverages - 0.6%
Anheuser-Busch InBev S.A., 5.375%, 2020		$1,077,000	$1,222,818
Kraft Foods, Inc., 6.5%, 2040		923,000	1,057,906
Miller Brewing Co., 5.5%, 2013 (n)		1,090,000	1,200,569
Tyson Foods, Inc., 7.35%, 2016		900,000	1,001,250

			$4,482,543
Food & Drug Stores - 0.2%
CVS Caremark Corp., 5.75%, 2017		$1,030,000	$1,188,185

Forest & Paper Products - 0.1%
Georgia-Pacific Corp., 5.4%, 2020 (z)		$57,000	$57,570
Votorantim Participacoes S.A., 6.75%, 2021 (n)		368,000	405,260

			$462,830
Gaming & Lodging - 0.2%
Host Hotels & Resorts, Inc., 6.75%, 2016		$1,330,000	$1,381,538

Insurance - 0.3%
Prudential Financial, Inc., 5.375%, 2020		$340,000	$369,716
UnumProvident Corp., 6.85%, 2015 (n)		1,367,000	1,546,195

			$1,915,911
Insurance - Property & Casualty - 0.6%
AXIS Capital Holdings Ltd., 5.75%, 2014		$1,440,000	$1,539,377
Chubb Corp., 6.375% to 2017, FRN to 2067		1,410,000	1,447,013
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)		1,259,000	1,208,640

			$4,195,030
International Market Quasi-Sovereign - 0.6%
Canada Housing Trust, 4.6%, 2011 (n)	CAD	1,910,000	$1,927,079
Eksportfinans A.S.A., 1.875%, 2013		$1,435,000	1,471,351
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)		1,400,000	1,311,685

			$4,710,115

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
International Market Sovereign - 15.1%
Federal Republic of Germany, 3.75%, 2013	EUR	1,884,000	$2,800,667
Federal Republic of Germany, 3.75%, 2015	EUR	401,000	607,438
Federal Republic of Germany, 6.25%, 2030	EUR	1,611,000	3,274,292
Government of Canada, 4.5%, 2015	CAD	680,000	743,526
Government of Canada, 4.25%, 2018	CAD	7,478,000	8,214,289
Government of Japan, 1.3%, 2014	JPY	901,000,000	11,664,194
Government of Japan, 1.7%, 2017	JPY	1,126,000,000	15,114,273
Government of Japan, 1.1%, 2020	JPY	232,000,000	2,938,956
Government of Japan, 2.1%, 2024	JPY	597,650,000	8,079,349
Government of Japan, 2.2%, 2027	JPY	137,700,000	1,847,817
Government of Japan, 2.4%, 2037	JPY	131,350,000	1,780,529
Kingdom of Belgium, 5.5%, 2017	EUR	726,000	1,176,564
Kingdom of Spain, 4.6%, 2019	EUR	2,726,000	3,939,469
Kingdom of the Netherlands, 3.75%, 2014	EUR	5,500,000	8,271,349
Kingdom of the Netherlands, 5.5%, 2028	EUR	656,000	1,205,288
Republic of Austria, 4.65%, 2018	EUR	4,064,000	6,416,083
Republic of Finland, 3.875%, 2017	EUR	2,308,000	3,530,450
Republic of France, 6%, 2025	EUR	812,000	1,509,315
Republic of France, 4.75%, 2035	EUR	1,774,000	3,024,467
Republic of Italy, 4.75%, 2013	EUR	4,215,000	6,204,402
Republic of Italy, 5.25%, 2017	EUR	4,538,000	7,063,801
United Kingdom Treasury, 8%, 2015	GBP	3,497,000	7,285,060
United Kingdom Treasury, 8%, 2021	GBP	635,000	1,461,099
United Kingdom Treasury, 4.25%, 2027	GBP	1,497,000	2,509,179
United Kingdom Treasury, 4.25%, 2036	GBP	1,223,000	1,997,006

			$112,658,862
Local Authorities - 0.3%
Nashville & Davidson County, TN, Metropolitan Government Convention Center Authority (Build America Bonds), 6.731%, 2043		$890,000	$923,393
San Francisco, CA, City & County Public Utilities Commission, Water Rev. (Build America Bonds), 6%, 2040		1,075,000	1,084,697

			$2,008,090
Machinery & Tools - 0.1%
Case New Holland, Inc., 7.875%, 2017 (n)		$890,000	$994,575

Major Banks - 1.5%
Bank of America Corp., 7.625%, 2019		$1,070,000	$1,252,605
BB&T Corp., 3.95%, 2016		1,290,000	1,377,855
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)		1,100,000	1,108,250

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
Credit Suisse (USA), Inc., 6%, 2018	$1,340,000	$1,505,595
HSBC USA, Inc., 4.875%, 2020	600,000	623,388
Merrill Lynch & Co., Inc., 6.15%, 2013	1,113,000	1,206,356
Morgan Stanley, 7.3%, 2019	980,000	1,130,290
PNC Financial Services Group, Inc., 5.125%, 2020	1,450,000	1,573,660
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	1,330,000	1,375,640

		$11,153,639
Metals & Mining - 1.0%
ArcelorMittal, 6.125%, 2018	$382,000	$417,776
ArcelorMittal, 5.25%, 2020	680,000	688,020
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 2015	350,000	374,938
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	748,000	846,175
Gold Fields Orogen Holdings Ltd., 4.875%, 2020 (z)	1,213,000	1,190,603
Peabody Energy Corp., 7.375%, 2016	740,000	838,050
Southern Copper Corp., 5.375%, 2020	101,000	107,150
Southern Copper Corp., 6.75%, 2040	290,000	311,577
Teck Resources Ltd., 10.25%, 2016	444,000	548,340
Teck Resources Ltd., 10.75%, 2019	876,000	1,119,090
Vale Overseas Ltd., 4.625%, 2020	316,000	327,156
Vale Overseas Ltd., 6.875%, 2039	596,000	683,861

		$7,452,736
Mortgage-Backed - 5.2%
Fannie Mae, 4.77%, 2012	$1,137,612	$1,196,004
Fannie Mae, 4.518%, 2013	78,287	82,955
Fannie Mae, 5.37%, 2013	260,708	275,276
Fannie Mae, 4.78%, 2015	345,012	383,166
Fannie Mae, 4.79%, 2015	361,790	401,204
Fannie Mae, 4.856%, 2015	272,751	301,867
Fannie Mae, 5.5%, 2015	260,976	293,689
Fannie Mae, 5.09%, 2016	362,000	408,142
Fannie Mae, 5.424%, 2016	327,915	371,228
Fannie Mae, 4.989%, 2017	240,653	266,283
Fannie Mae, 5.05%, 2017	326,809	368,700
Fannie Mae, 5.161%, 2018	772,224	872,856
Fannie Mae, 5.1%, 2019	339,911	380,945
Fannie Mae, 5.18%, 2019	340,014	381,834
Fannie Mae, 6.16%, 2019	290,484	332,677
Fannie Mae, 4.5%, 2025 - 2040	3,322,388	3,501,795
Fannie Mae, 6%, 2037 - 2038	1,763,284	1,916,437
Fannie Mae, 5%, 2040	2,073,966	2,205,626
Freddie Mac, 5.085%, 2019	589,000	658,770

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 5%, 2022 - 2040	$7,166,910	$7,620,983
Freddie Mac, 5.5%, 2026 - 2037	1,752,271	1,889,319
Freddie Mac, 6%, 2039	31,614	34,264
Freddie Mac, 4.5%, 2040	10,800,000	11,320,473
Ginnie Mae, 5%, 2040	2,754,676	2,960,505

		$38,424,998
Municipals - 0.1%
California Educational Facilities Authority Rev. (Stanford University), 5.25%, 2040	$805,000	$974,879

Natural Gas - Pipeline - 0.1%
Williams Partners LP, 5.25%, 2020	$961,000	$1,049,789

Network & Telecom - 0.3%
CenturyLink, Inc., 7.6%, 2039	$730,000	$730,154
Telecom Italia Capital, 7.175%, 2019	1,105,000	1,332,378

		$2,062,532
Oils - 0.1%
LUKOIL International Finance B.V., 6.125%, 2020 (z)	$740,000	$733,199

Other Banks & Diversified Financials - 0.3%
Banco PanAmericano S.A., 5.5%, 2015	$100,000	$102,311
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (z)	1,000,000	1,005,749
Citigroup, Inc., 6.125%, 2018	1,250,000	1,393,900

		$2,501,960
Real Estate - 0.2%
Simon Property Group, Inc., REIT, 5.65%, 2020	$1,140,000	$1,287,855

Retailers - 0.1%
Limited Brands, Inc., 7%, 2020	$740,000	$814,000

Specialty Stores - 0.1%
Best Buy Co., Inc., 6.75%, 2013	$780,000	$873,309

Supranational - 0.0%
Eurasian Development Bank, 7.375%, 2014 (n)	$225,000	$248,625

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Tobacco - 0.2%
Altria Group, Inc., 9.7%, 2018		$820,000	$1,131,137
Lorillard Tobacco Co., 6.875%, 2020		680,000	729,713

			$1,860,850
U.S. Government Agencies and Equivalents - 0.7%
Aid-Egypt, 4.45%, 2015		$1,113,000	$1,272,148
FDIC Structured Sale Guarantee Note, 0%, 2012 (n)		527,000	513,767
Small Business Administration, 5.09%, 2025		142,503	156,650
Small Business Administration, 5.21%, 2026		1,873,831	2,052,022
Small Business Administration, 5.31%, 2027		979,935	1,093,517

			$5,088,104
U.S. Treasury Obligations - 4.5%
U.S. Treasury Bonds, 8%, 2021		$1,196,000	$1,787,273
U.S. Treasury Bonds, 4.5%, 2039		738,600	803,228
U.S. Treasury Notes, 4.75%, 2012		7,732,000	8,166,020
U.S. Treasury Notes, 4.125%, 2015		188,000	213,909
U.S. Treasury Notes, 4.75%, 2017		7,299,000	8,656,731
U.S. Treasury Notes, 3.5%, 2020		6,221,000	6,709,473
U.S. Treasury Notes, TIPS, 1.251%, 2020		6,925,195	7,436,468

			$33,773,102
Utilities - Electric Power - 0.5%
Enel Finance International S.A., 6%, 2039 (n)		$1,136,000	$1,168,105
Progress Energy, Inc., 7.05%, 2019		1,160,000	1,436,043
TECO Energy, Inc., 6.572%, 2017		982,000	1,140,362

			$3,744,510
Total Bonds (Identified Cost, $262,661,448)			$280,490,038

Issuer/Expiration Date/Strike Price	Number of Contracts
Call Options Purchased - 0.0%
SEK Currency - November 2010 @ EUR 0.11	SEK	2,219,000	$1,250
U.S. Treasury Note 10 year Futures - December 2010 @ $127.50		$53	28,156
Total Call Options Purchased (Premiums Paid, $39,746)			$29,406

Put Options Purchased - 0.0%
JPY Currency - December 2010 @ $0.01 (Premiums Paid, $22,733)	JPY	276,600,000	$28

Portfolio of Investments – continued

Money Market Funds (v) - 3.0%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.21%, at Cost and Net Asset Value	22,111,251	$22,111,251
Total Investments (Identified Cost, $664,008,887)		$741,246,703

Other Assets, Less Liabilities - 0.5%		3,838,875
Net Assets - 100.0%		$745,085,578

(a)	Non-income producing security.
(e)	Guaranteed by Minister for Finance of Ireland.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $20,204,631, representing 2.7% of net assets.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Banco Santander U.S. Debt S.A.U., 3.781%, 2015	10/04/10-10/06/10	$1,005,777	$1,005,749
Banco del Estado de Chile, 4.125%, 2020	9/30/10	99,244	100,577
Bayview Commercial Asset Trust, FRN, 1.68%, 2023	5/25/06	506,329	438,775
Commercial Mortgage Asset Trust, FRN, 0.841%, 2032	8/25/03	239,101	224,602
Corporacion Nacional del Cobre de Chile, 3.75%, 2020	10/28/10	380,185	383,540
Cox Communications, Inc., 9.375%, 2019	2/10/10	750,625	813,452
Dubai Electricity & Water Authority, 6.375%, 2016	10/14/10	108,000	106,981
Dubai Electricity & Water Authority, 7.375%, 2020	10/14/10	422,000	415,026
Georgia-Pacific Corp., 5.4%, 2020	10/27/10	56,665	57,570
Gold Fields Orogen Holdings Ltd., 4.875%, 2020	9/30/10	1,204,518	1,190,603

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Current Market Value
LUKOIL International Finance B.V., 6.125%, 2020	10/29/10	$733,199	$733,199
SCF Capital Ltd., 5.375%, 2017	10/20/10	513,000	503,247
VTB Capital S.A., 6.551%, 2020	10/06/10	995,000	1,005,149
Total Restricted Securities			$6,978,470
% of Net Assets			0.9%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
IPS	International Preference Stock
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

Portfolio of Investments – continued

Derivative Contracts at 10/31/10

Forward Foreign Currency Exchange Contracts at 10/31/10

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	CAD	Goldman Sachs International	9,149,367	11/03/10-1/12/11	$8,933,897	$8,963,226	$29,329
SELL	CAD	Credit Suisse Group	8,556,215	1/12/11	8,507,129	8,374,845	132,284
SELL	CAD	HSBC Bank	1,694,000	11/03/10	1,666,585	1,660,909	5,676
SELL	CHF	Credit Suisse Group	55,000	1/12/11	56,246	55,924	322
BUY	CNY	JPMorgan Chase Bank N.A.	4,012,000	4/18/11	606,684	606,914	230
BUY	EUR	Deutsche Bank AG	2,237,000	12/15/10-1/12/11	3,106,541	3,111,169	4,628
BUY	EUR	UBS AG	7,329,530	12/15/10	9,551,077	10,196,085	645,008
SELL	EUR	UBS AG	12,000	1/12/11	16,699	16,686	13
BUY	GBP	Barclays Bank PLC	273,283	1/12/11	435,067	437,654	2,587
BUY	GBP	Deutsche Bank AG	1,219,283	1/12/11	1,931,985	1,952,641	20,656
BUY	GBP	UBS AG	147,000	1/12/11	231,170	235,416	4,246
SELL	GBP	Deutsche Bank AG	86,000	1/12/11	137,813	137,726	87
SELL	GBP	UBS AG	131,000	1/12/11	210,147	209,792	355
SELL	IDR	JPMorgan Chase Bank N.A.	13,248,946,000	12/20/10-1/14/11	1,478,438	1,470,839	7,599
BUY	JPY	CITIBANK N.A..	20,464,000	12/15/10-1/12/11	250,259	254,433	4,174
BUY	JPY	Credit Suisse Group	29,042,000	1/12/11	354,972	361,168	6,196
BUY	JPY	JPMorgan Chase Bank N.A.	1,520,396,419	1/12/11	18,592,417	18,907,726	315,309
BUY	KRW	JPMorgan Chase Bank N.A.	3,365,133,000	12/06/10	2,955,121	2,986,088	30,967
BUY	MXN	Goldman Sachs International	6,844,000	11/03/10-11/05/10	545,152	554,187	9,035
BUY	MXN	HSBC Bank	20,252,000	11/05/10	1,589,165	1,639,779	50,614
BUY	MXN	HSBC Bank	11,240,000	11/05/10	863,009	910,089	47,080
BUY	MXN	JPMorgan Chase Bank N.A.	5,462,000	11/05/10	428,664	442,251	13,587
BUY	MYR	JPMorgan Chase Bank N.A.	1,955,000	11/22/10	627,467	627,481	14
SELL	MYR	Barclays Bank PLC	2,285,000	11/22/10	739,722	733,399	6,323

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
BUY	NOK	Deutsche Bank AG	8,689,000	11/30/10	$1,479,886	$1,481,501	$1,615
BUY	NZD	Barclays Bank PLC	792,000	1/12/11-4/15/11	596,578	597,896	1,318
BUY	PHP	JPMorgan Chase Bank N.A.	98,046,000	11/30/10-1/26/11	2,245,929	2,271,923	25,994
BUY	PLN	HSBC Bank	2,776,000	11/17/10	881,354	972,910	91,556
BUY	SEK	Credit Suisse Group	23,797,962	1/12/11	3,548,703	3,554,197	5,494
BUY	SGD	Goldman Sachs International	811,000	1/12/11	621,071	626,594	5,523
BUY	SGD	JPMorgan Chase Bank N.A.	923,000	1/12/11	710,109	713,127	3,018
BUY	THB	HSBC Bank	18,260,000	12/14/10	608,666	609,463	797
BUY	THB	JPMorgan Chase Bank N.A.	22,540,000	12/01/10	740,595	752,445	11,850
BUY	TRY	HSBC Bank	2,160,000	11/22/10	1,434,549	1,500,756	66,207
BUY	TWD	Barclays Bank PLC	45,966,000	11/05/10	1,451,864	1,501,181	49,317
BUY	TWD	JPMorgan Chase Bank N.A.	34,363,000	11/05/10	1,085,974	1,122,244	36,270
BUY	ZAR	Barclays Bank PLC	10,651,000	11/18/10	1,443,224	1,516,717	73,493

							$1,708,771

Liability Derivatives
BUY	AUD	CITIBANK N.A..	305,000	1/12/11	$299,470	$296,126	$(3,344)
BUY	AUD	Credit Suisse Group	304,000	1/12/11	298,331	295,155	(3,176)
BUY	AUD	Westpac Banking Corp	2,963,504	1/12/11	2,880,437	2,877,276	(3,161)
BUY	CAD	Barclays Bank PLC	1,461,658	11/03/10	1,437,310	1,433,106	(4,204)
BUY	CAD	CITIBANK N.A..	304,000	12/15/10	302,579	297,763	(4,816)
BUY	CAD	UBS AG	112,000	12/15/10	109,884	109,702	(182)
SELL	CAD	Goldman Sachs International	4,458,512	11/03/10	4,365,326	4,371,419	(6,093)
BUY	CHF	UBS AG	1,947,000	1/12/11	2,015,027	1,979,711	(35,316)
BUY	CLP	Deutsche Bank AG LONDON	731,816,000	12/02/10-12/06/10	1,501,918	1,492,313	(9,605)
BUY	CZK	UBS AG	6,402,000	1/12/11	363,973	361,429	(2,544)
BUY	DKK	Credit Suisse Group	7,846,486	1/12/11	1,464,197	1,463,451	(746)
BUY	EUR	HSBC Bank	587,000	12/15/10	826,549	816,574	(9,975)
BUY	EUR	JPMorgan Chase Bank N.A.	9,894,470	1/12/11	13,773,350	13,758,063	(15,287)
BUY	EUR	UBS AG	4,332,092	12/15/10	6,088,886	6,026,359	(62,527)
SELL	EUR	Barclays Bank PLC	2,155,708	12/15/10	2,965,719	2,998,799	(33,080)
SELL	EUR	Goldman Sachs International	28,000	1/12/11	38,731	38,933	(202)

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
SELL	EUR	HSBC Bank	2,720,000	12/15/10-1/12/11	$3,659,165	$3,782,789	$(123,624)
SELL	EUR	UBS AG	832,824	12/15/10	1,059,361	1,158,539	(99,178)
SELL	GBP	Barclays Bank PLC	91,000	12/15/10	142,863	145,771	(2,908)
BUY	IDR	Barclays Bank PLC	13,240,000,000	1/14/11	1,470,295	1,464,331	(5,964)
SELL	JPY	Barclays Bank PLC	238,423,127	12/15/10	2,894,451	2,964,073	(69,622)
SELL	JPY	CITIBANK N.A.	17,987,000	1/12/11	221,486	223,687	(2,201)
SELL	JPY	Goldman Sachs International	10,854,000	1/12/11	132,852	134,981	(2,129)
SELL	JPY	Royal Bank of Scotland Group PLC	36,418,000	1/12/11	446,025	452,896	(6,871)
BUY	KRW	Barclays Bank PLC	2,534,358,000	1/05/11-1/18/11	2,256,624	2,245,455	(11,169)
SELL	KRW	JPMorgan Chase Bank N.A.	1,716,821,000	12/06/10	1,522,004	1,523,440	(1,436)
SELL	MXN	Goldman Sachs International	3,422,000	11/03/10	276,973	277,112	(139)
SELL	MXN	JPMorgan Chase Bank N.A.	29,123,000	11/05/10	2,232,709	2,358,053	(125,344)
BUY	MYR	JPMorgan Chase Bank N.A.	4,543,000	11/22/10	1,472,386	1,458,132	(14,254)
SELL	MYR	JPMorgan Chase Bank N.A.	2,364,000	11/22/10	758,130	758,755	(625)
BUY	NOK	Credit Suisse Group	2,135,000	1/12/11	364,316	363,173	(1,143)
SELL	NOK	Deutsche Bank AG	8,784,000	11/30/10	1,489,596	1,497,698	(8,102)
SELL	SEK	Credit Suisse Group	1,460,000	1/12/11	217,539	218,049	(510)
BUY	SGD	HSBC Bank	981,000	1/12/11	758,056	757,939	(117)
BUY	THB	JPMorgan Chase Bank N.A.	21,837,000	12/28/10	730,030	728,726	(1,304)
BUY	TRY	HSBC Bank	1,137,000	11/22/10	799,465	789,981	(9,484)
BUY	TRY	JPMorgan Chase Bank N.A.	1,137,000	11/22/10	798,399	789,981	(8,418)
SELL	TRY	HSBC Bank	2,273,000	11/22/10	1,461,031	1,579,267	(118,236)
SELL	ZAR	HSBC Bank	27,258,975	11/18/10	3,725,791	3,881,717	(155,926)

							$(962,962)

At October 31, 2010, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $641,897,636)	$719,135,452
Underlying funds, at cost and value	22,111,251
Total investments, at value (identified cost, $664,008,887)	$741,246,703
Cash	3,727
Foreign currency, at value (identified cost, $7,453)	7,453
Receivables for
Forward foreign currency exchange contracts	1,708,771
Investments sold	5,137,433
Fund shares sold	1,629,373
Interest and dividends	4,503,607
Receivable from investment adviser	69,136
Total assets	$754,306,203
Liabilities
Payables for
Forward foreign currency exchange contracts	$962,962
Investments purchased	6,017,784
Fund shares reacquired	1,709,255
Payable to affiliates
Investment adviser	66,051
Shareholder servicing costs	230,585
Distribution and service fees	38,082
Administrative services fee	1,127
Payable for independent Trustees’ compensation	59,814
Accrued expenses and other liabilities	134,965
Total liabilities	$9,220,625
Net assets	$745,085,578
Net assets consist of
Paid-in capital	$716,268,080
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $989 deferred country tax)	78,082,347
Accumulated net realized gain (loss) on investments and foreign currency transactions	(56,792,195)
Undistributed net investment income	7,527,346
Net assets	$745,085,578
Shares of beneficial interest outstanding	55,783,494

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$466,792,690	35,083,281	$13.31
Class B	54,547,697	4,011,836	13.60
Class C	170,188,649	12,653,090	13.45
Class I	13,800,773	1,045,460	13.20
Class R1	3,042,377	226,997	13.40
Class R2	4,738,010	358,435	13.22
Class R3	5,222,894	393,523	13.27
Class R4	26,752,488	2,010,872	13.30

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.12 [100 / 94.25 x $13.31]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$12,780,913
Interest	9,269,392
Dividends from underlying funds	72,933
Foreign taxes withheld	(745,037)
Total investment income	$21,378,201
Expenses
Management fee	$6,055,842
Distribution and service fees	3,362,928
Shareholder servicing costs	1,041,990
Administrative services fee	110,851
Independent Trustees’ compensation	25,215
Custodian fee	195,879
Shareholder communications	85,338
Auditing fees	60,403
Legal fees	12,566
Miscellaneous	184,884
Total expenses	$11,135,896
Fees paid indirectly	(259)
Reduction of expenses by investment adviser	(552,913)
Net expenses	$10,582,724
Net investment income	$10,795,477
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $59,255 country tax)	$4,649,557
Foreign currency transactions	4,036,107
Net realized gain (loss) on investments and foreign currency transactions	$8,685,664
Change in unrealized appreciation (depreciation)
Investments (net of $31,697 decrease in deferred country tax)	$36,924,631
Translation of assets and liabilities in foreign currencies	944,572
Net unrealized gain (loss) on investments and foreign currency translation	$37,869,203
Net realized and unrealized gain (loss) on investments and foreign currency	$46,554,867
Change in net assets from operations	$57,350,344

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 10/31
	2010	2009
Change in net assets
From operations
Net investment income	$10,795,477	$9,295,240
Net realized gain (loss) on investments and foreign currency transactions	8,685,664	(52,520,091)
Net unrealized gain (loss) on investments and foreign currency translation	37,869,203	133,882,769
Change in net assets from operations	$57,350,344	$90,657,918
Distributions declared to shareholders
From net investment income	$(12,737,529)	$(17,925,328)
From net realized gain on investments	—	(5,137,989)
Total distributions declared to shareholders	$(12,737,529)	$(23,063,317)
Change in net assets from fund share transactions	$7,327,276	$48,771,030
Total change in net assets	$51,940,091	$116,365,631
Net assets
At beginning of period	693,145,487	576,779,856
At end of period (including undistributed net investment income of $7,527,346 and $1,553,538, respectively)	$745,085,578	$693,145,487

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.49	$11.23	$15.66	$15.05	$14.30
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.20	$0.27	$0.29	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	0.85	1.53	(3.10)	1.67	1.80
Total from investment operations	$1.07	$1.73	$(2.83)	$1.96	$2.08
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.37)	$(0.56)	$(0.30)	$(0.22)
From net realized gain on investments	—	(0.10)	(1.04)	(1.05)	(1.11)
Total distributions declared to shareholders	$(0.25)	$(0.47)	$(1.60)	$(1.35)	$(1.33)
Net asset value, end of period	$13.31	$12.49	$11.23	$15.66	$15.05
Total return (%) (r)(s)(t)	8.71	16.10	(19.92)	13.89	15.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.39	1.42	1.46	1.52
Expenses after expense reductions (f)	1.25	1.27	1.30	1.30	1.30
Net investment income	1.71	1.77	1.97	1.97	1.95
Portfolio turnover	66	75	96	66	82
Net assets at end of period (000 omitted)	$466,793	$434,536	$368,117	$450,366	$403,848

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.76	$11.46	$15.93	$15.28	$14.47
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.12	$0.18	$0.20	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	0.88	1.57	(3.15)	1.70	1.82
Total from investment operations	$1.00	$1.69	$(2.97)	$1.90	$2.01
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.29)	$(0.46)	$(0.20)	$(0.09)
From net realized gain on investments	—	(0.10)	(1.04)	(1.05)	(1.11)
Total distributions declared to shareholders	$(0.16)	$(0.39)	$(1.50)	$(1.25)	$(1.20)
Net asset value, end of period	$13.60	$12.76	$11.46	$15.93	$15.28
Total return (%) (r)(s)(t)	7.86	15.27	(20.39)	13.16	14.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.11	2.07	2.11	2.17
Expenses after expense reductions (f)	2.00	1.98	1.95	1.95	1.95
Net investment income	0.96	1.05	1.32	1.32	1.29
Portfolio turnover	66	75	96	66	82
Net assets at end of period (000 omitted)	$54,548	$53,054	$59,239	$95,689	$115,336

Class C	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.62	$11.35	$15.80	$15.18	$14.39
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.12	$0.18	$0.20	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	0.87	1.54	(3.12)	1.68	1.81
Total from investment operations	$0.99	$1.66	$(2.94)	$1.88	$2.00
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.29)	$(0.47)	$(0.21)	$(0.10)
From net realized gain on investments	—	(0.10)	(1.04)	(1.05)	(1.11)
Total distributions declared to shareholders	$(0.16)	$(0.39)	$(1.51)	$(1.26)	$(1.21)
Net asset value, end of period	$13.45	$12.62	$11.35	$15.80	$15.18
Total return (%) (r)(s)(t)	7.88	15.22	(20.39)	13.12	14.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.11	2.07	2.11	2.17
Expenses after expense reductions (f)	2.00	1.99	1.95	1.95	1.95
Net investment income	0.96	1.04	1.32	1.32	1.29
Portfolio turnover	66	75	96	66	82
Net assets at end of period (000 omitted)	$170,189	$155,007	$123,754	$132,343	$99,019

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.39	$11.16	$15.55	$14.95	$14.23
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.20	$0.31	$0.35	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	0.85	1.54	(3.05)	1.66	1.79
Total from investment operations	$1.10	$1.74	$(2.74)	$2.01	$2.11
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.41)	$(0.61)	$(0.36)	$(0.28)
From net realized gain on investments	—	(0.10)	(1.04)	(1.05)	(1.11)
Total distributions declared to shareholders	$(0.29)	$(0.51)	$(1.65)	$(1.41)	$(1.39)
Net asset value, end of period	$13.20	$12.39	$11.16	$15.55	$14.95
Total return (%) (r)(s)	8.97	16.27	(19.51)	14.31	16.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.09	1.07	1.11	1.12
Expenses after expense reductions (f)	1.00	0.99	0.95	0.95	0.95
Net investment income	1.97	1.76	2.31	2.34	2.28
Portfolio turnover	66	75	96	66	82
Net assets at end of period (000 omitted)	$13,801	$15,697	$3,066	$3,691	$4,133

Class R1	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.58	$11.32	$15.77	$15.17	$14.40
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.12	$0.17	$0.17	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	0.86	1.54	(3.11)	1.69	1.81
Total from investment operations	$0.98	$1.66	$(2.94)	$1.86	$1.99
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.30)	$(0.47)	$(0.21)	$(0.11)
From net realized gain on investments	—	(0.10)	(1.04)	(1.05)	(1.11)
Total distributions declared to shareholders	$(0.16)	$(0.40)	$(1.51)	$(1.26)	$(1.22)
Net asset value, end of period	$13.40	$12.58	$11.32	$15.77	$15.17
Total return (%) (r)(s)	7.83	15.20	(20.42)	13.00	14.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.10	2.11	2.24	2.39
Expenses after expense reductions (f)	2.00	1.99	1.98	2.05	2.05
Net investment income	0.97	1.02	1.26	1.11	1.23
Portfolio turnover	66	75	96	66	82
Net assets at end of period (000 omitted)	$3,042	$2,460	$1,161	$1,044	$363

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.41	$11.17	$15.57	$14.97	$14.24
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.18	$0.24	$0.23	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	0.84	1.51	(3.06)	1.68	1.77
Total from investment operations	$1.03	$1.69	$(2.82)	$1.91	$2.02
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.35)	$(0.54)	$(0.26)	$(0.18)
From net realized gain on investments	—	(0.10)	(1.04)	(1.05)	(1.11)
Total distributions declared to shareholders	$(0.22)	$(0.45)	$(1.58)	$(1.31)	$(1.29)
Net asset value, end of period	$13.22	$12.41	$11.17	$15.57	$14.97
Total return (%) (r)(s)	8.39	15.81	(19.98)	13.57	15.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.61	1.59	1.80	1.94
Expenses after expense reductions (f)	1.50	1.49	1.47	1.60	1.60
Net investment income	1.48	1.57	1.81	1.58	1.76
Portfolio turnover	66	75	96	66	82
Net assets at end of period (000 omitted)	$4,738	$5,459	$3,202	$2,306	$1,185

Class R3	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.46	$11.21	$15.62	$15.02	$14.28
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.20	$0.28	$0.29	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	0.85	1.53	(3.08)	1.66	1.75
Total from investment operations	$1.06	$1.73	$(2.80)	$1.95	$2.06
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.38)	$(0.57)	$(0.30)	$(0.21)
From net realized gain on investments	—	(0.10)	(1.04)	(1.05)	(1.11)
Total distributions declared to shareholders	$(0.25)	$(0.48)	$(1.61)	$(1.35)	$(1.32)
Net asset value, end of period	$13.27	$12.46	$11.21	$15.62	$15.02
Total return (%) (r)(s)	8.65	16.10	(19.80)	13.84	15.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.36	1.35	1.50	1.57
Expenses after expense reductions (f)	1.25	1.24	1.23	1.35	1.35
Net investment income	1.70	1.78	2.02	1.94	2.10
Portfolio turnover	66	75	96	66	82
Net assets at end of period (000 omitted)	$5,223	$4,593	$3,431	$3,951	$1,303

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.49	$11.24	$15.65	$15.03	$14.29
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.23	$0.29	$0.28	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	0.85	1.53	(3.05)	1.71	1.87
Total from investment operations	$1.10	$1.76	$(2.76)	$1.99	$2.12
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.41)	$(0.61)	$(0.32)	$(0.27)
From net realized gain on investments	—	(0.10)	(1.04)	(1.05)	(1.11)
Total distributions declared to shareholders	$(0.29)	$(0.51)	$(1.65)	$(1.37)	$(1.38)
Net asset value, end of period	$13.30	$12.49	$11.24	$15.65	$15.03
Total return (%) (r)(s)	8.90	16.33	(19.53)	14.13	15.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.11	1.05	1.21	1.30
Expenses after expense reductions (f)	1.00	0.99	0.95	1.05	1.05
Net investment income	1.98	2.07	2.15	2.00	1.77
Portfolio turnover	66	75	96	66	82
Net assets at end of period (000 omitted)	$26,752	$22,340	$14,809	$428	$661

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Total Return Fund (the fund) is a series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a

Notes to Financial Statements – continued

third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on

Notes to Financial Statements – continued

third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of October 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$197,539,204	$—	$—	$197,539,204
United Kingdom	59,843,184	—	—	59,843,184
Japan	3,844,989	49,547,089	—	53,392,078
Switzerland	34,169,391	—	—	34,169,391
France	24,381,414	—	—	24,381,414
Netherlands	22,061,488	—	—	22,061,488
Germany	15,794,394	—	—	15,794,394
Taiwan	4,003,795	2,914,623	—	6,918,418
Sweden	6,904,718	—	—	6,904,718
Other Countries	11,364,596	6,275,251	—	17,639,847
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	38,861,206	—	38,861,206

Notes to Financial Statements – continued

Investments at Value - continued	Level 1	Level 2	Level 3	Total
Non-U.S. Sovereign Debt	$—	$132,103,073	$—	$132,103,073
Municipal Bonds	—	974,879	—	974,879
Corporate Bonds	—	43,710,238	—	43,710,238
Residential Mortgage-Backed Securities	—	38,450,268	—	38,450,268
Commercial Mortgage-Backed Securities	—	8,508,532	—	8,508,532
Foreign Bonds	—	17,881,842	—	17,881,842
Purchased Currency Options	—	1,278	—	1,278
Mutual Funds	22,111,251	—	—	22,111,251
Total Investments	$402,018,424	$339,228,279	$—	$741,246,703

Other Financial Instruments
Forward Currency Contracts	$—	$745,809	$—	$745,809

For further information regarding security characteristics, see the Portfolio of Investments.

Of the Level 1 investments presented above, equity investments amounting to $122,006,920 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate Contracts	Purchased Interest Rate Options	$28,156	$—
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	1,708,771	(962,962)
Foreign Exchange Contracts	Purchased Currency Options	1,278	—
Total		$1,738,205	$(962,962)

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2010 as reported in the Statement of Operations:

Risk	Foreign Currency Transactions	Investment Transactions (Purchased Options)
Foreign Exchange Contracts	$4,405,113	$(8,413)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2010 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Foreign Exchange Contracts	$891,737	$(34,027)
Interest Rate Contracts	—	4,216
Total	$891,737	$(29,811)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral

Notes to Financial Statements – continued

terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive

Notes to Financial Statements – continued

foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to our use of continuous linked settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund entered into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the

Notes to Financial Statements – continued

fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, foreign currency transactions, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/10	10/31/09
Ordinary income (including any short-term capital gains)	$12,737,529	$20,246,569
Long-term capital gain	—	2,816,748
Total distributions	$12,737,529	$23,063,317

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/10
Cost of investments	$688,419,218
Gross appreciation	62,910,902
Gross depreciation	(10,083,417)
Net unrealized appreciation (depreciation)	$52,827,485
Undistributed ordinary income	9,767,595
Capital loss carryforwards	(33,007,919)
Other temporary differences	(769,663)

As of October 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

10/31/17	$(29,492,307)
10/31/18	(3,515,612)
$(33,007,919)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/10	Year ended 10/31/09	Year ended 10/31/10	Year ended 10/31/09
Class A	$9,008,119	$12,338,579	$—	$3,312,990
Class B	642,341	1,385,167	—	497,581
Class C	1,978,324	3,219,302	—	1,098,013
Class I	342,555	144,587	—	28,470
Class R1	31,784	31,505	—	9,991
Class R2	94,184	111,515	—	28,393
Class R3	95,053	118,389	—	30,776
Class R4	545,169	576,284	—	131,775
Total	$12,737,529	$17,925,328	$—	$5,137,989

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.84% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.75% of average daily net assets in excess of $500 million and 0.70% of average daily net assets in excess of $1.0 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2012. This management fee reduction amounted to $198,844, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2010 was equivalent to an annual effective rate of 0.81% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets.

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
1.25%	2.00%	2.00%	1.00%	2.00%	1.50%	1.25%	1.00%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2012. For the year ended October 31, 2010, this reduction amounted to $350,537 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $312,738 for the year ended October 31, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,129,972
Class B	0.75%	0.25%	1.00%	1.00%	536,407
Class C	0.75%	0.25%	1.00%	1.00%	1,630,649
Class R1	0.75%	0.25%	1.00%	1.00%	26,454
Class R2	0.25%	0.25%	0.50%	0.50%	27,648
Class R3	—	0.25%	0.25%	0.25%	11,798
Total Distribution and Service Fees					$3,362,928

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2010 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2010, were as follows:

Amount
Class A	$359
Class B	87,096
Class C	19,552

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2010, the fee was $344,247, which equated to 0.0477% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $697,743.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses

Notes to Financial Statements – continued

MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2010 was equivalent to an annual effective rate of 0.0154% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $1,542 and the Retirement Deferral plan resulted in an expense of $1,652. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $57,171 at October 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,029 and are

Notes to Financial Statements – continued

included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,532, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$188,639,314	$229,382,719
Investments (non-U.S. Government securities)	$281,169,729	$221,501,948

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/10		Year ended 10/31/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	9,175,495	$116,184,295	11,682,288	$130,138,397
Class B	1,198,212	15,516,207	1,089,264	12,719,454
Class C	2,844,207	36,474,144	4,456,234	50,128,364
Class I	446,352	5,634,653	1,120,063	13,323,923
Class R1	123,407	1,577,855	171,874	1,871,239
Class R2	116,045	1,465,719	238,872	2,493,088
Class R3	119,304	1,511,691	90,904	1,027,889
Class R4	555,083	6,982,739	665,782	6,952,110
	14,578,105	$185,347,303	19,515,281	$218,654,464

Notes to Financial Statements – continued

	Year ended 10/31/10		Year ended 10/31/09
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	619,527	$7,866,266	1,251,939	$13,653,006
Class B	40,726	530,841	140,888	1,557,128
Class C	107,818	1,390,038	286,981	3,141,823
Class I	7,659	96,409	13,243	143,389
Class R1	2,472	31,770	3,789	41,481
Class R2	6,288	79,230	10,675	115,729
Class R3	7,497	95,053	13,703	149,165
Class R4	42,974	545,169	64,699	708,059
	834,961	$10,634,776	1,785,917	$19,509,780
Shares reacquired
Class A	(9,501,920)	$(119,645,937)	(10,910,647)	$(119,973,085)
Class B	(1,385,932)	(17,937,117)	(2,239,522)	(24,975,751)
Class C	(2,578,090)	(32,913,082)	(3,365,091)	(37,519,549)
Class I	(674,993)	(8,406,200)	(141,718)	(1,642,056)
Class R1	(94,431)	(1,178,315)	(82,701)	(913,644)
Class R2	(203,845)	(2,540,026)	(96,240)	(1,038,462)
Class R3	(101,911)	(1,272,799)	(42,033)	(464,719)
Class R4	(375,951)	(4,761,327)	(259,850)	(2,865,948)
	(14,917,073)	$(188,654,803)	(17,137,802)	$(189,393,214)
Net change
Class A	293,102	$4,404,624	2,023,580	$23,818,318
Class B	(146,994)	(1,890,069)	(1,009,370)	(10,699,169)
Class C	373,935	4,951,100	1,378,124	15,750,638
Class I	(220,982)	(2,675,138)	991,588	11,825,256
Class R1	31,448	431,310	92,962	999,076
Class R2	(81,512)	(995,077)	153,307	1,570,355
Class R3	24,890	333,945	62,574	712,335
Class R4	222,106	2,766,581	470,631	4,794,221
	495,993	$7,327,276	4,163,396	$48,771,030

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established

Notes to Financial Statements – continued

unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2010, the fund’s commitment fee and interest expense were $8,738 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	30,281,275	262,689,288	(270,859,312)	22,111,251

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$72,933	$22,111,251

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust VI and Shareholders of MFS Global Total Return Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Total Return Fund (the Fund), (one of the portfolios comprising MFS Series Trust VI), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Total Return Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 16, 2010

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Distributor

MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116-3741

Portfolio Managers

Nevin Chitkara

Steven Gorham

Richard Hawkins

Benjamin Stone

Erik Weisman

Barnaby Wiener

JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 5th quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ

Board Review of Investment Advisory Agreement – continued

from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that MFS has agreed in writing to reduce its advisory fee on average daily net assets over $500 million and $1 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as

Board Review of Investment Advisory Agreement – continued

well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 29.96% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Utilities Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

10/31/10

MMU-ANN

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in early 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we near the end of 2010, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Virgin Media, Inc.	4.0%
CMS Energy Corp.	3.6%
Williams Cos., Inc.	3.2%
Cellcom Israel Ltd.	2.8%
Comcast Corp., “Special A”	2.8%
EQT Corp.	2.8%
QEP Resources, Inc.	2.7%
American Electric Power Co., Inc.	2.5%
Public Service Enterprise Group, Inc.	2.4%
PG&E Corp.	2.3%

Top five industries (i)
Utilities-Electric Power	46.4%
Telephone Services	15.2%
Telecommunications-Wireless	12.2%
Natural Gas-Pipeline	7.4%
Energy-Independent	6.8%

Issuer country weightings (i)
United States	70.1%
Brazil	6.7%
Israel	4.4%
United Kingdom	4.3%
Portugal	2.9%
Spain	2.9%
Czech Republic	1.5%
Finland	1.4%
Belgium	1.2%
Other Countries	4.6%

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 10/31/10.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2010, Class A shares of the MFS Utilities Fund (the “fund”) provided a total return of 20.17%, at net asset value. This compares with a return of 16.52% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 16.70% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (the “S&P Utilities Index”).

Market Environment

The first half of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second half of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. Although policy uncertainty remained very elevated, the prospects for more easing by the Fed improved market sentiment and drove asset prices well off their recent lows.

Contributors to Performance

The fund’s exposure to the telephone services industry, which is not represented in the S&P Utilities Index, was the principal driver of performance relative to the benchmark. Holdings of cable companies, Virgin Media (b) and Telenet Group (b), telecommunications services firm Portugal Telecom (b), and integrated communications company Centurylink (b) were among the fund’s top relative contributors over the reporting period. Shares of Virgin Media rose as the company reported solid earnings on strong revenue growth driven by increases in their business, cable, and mobile divisions. Additionally, the company announced an acceleration to their previously reported share repurchase program.

3

Management Review – continued

The fund’s exposure to the cable TV industry, which is not represented in the S&P Utilities Index, also bolstered relative results. Holdings of media firm Time Warner Cable (b) and cable services provider Comcast (b) aided relative returns as both stocks outperformed the S&P Utilities Index over the reporting period. Shares of Comcast rose as the company’s discounted promotions allowed it to add digital and high-speed data subscribers.

Elsewhere, not holding poor-performing electric company Exelon Corp., and the timing of our ownership in shares of power provider FirstEnergy (h), benefited relative returns. The fund’s holdings of strong-performing energy company CMS Energy and gas pipeline company El Paso Corp. (b) also helped. Shares of CMS Energy rose as earnings increased on a year-over-year basis due to improvements in electric and gas operations.

Detractors from Performance

Stock selection in the electric power industry hindered relative performance. The timing of our ownership in integrated gas and electricity company Dominion Resources (h), power and natural gas distributor Xcel Energy, and electricity company Consolidated Edison (h) held back relative results. Holdings of power and gas company E.ON (b)(h) and electric utilities company CEZ AS (b) were also among the fund’s top relative detractors over the reporting period. Shares of E.ON weakened as German power prices declined and the industry incurred a nuclear tax. Not holding strong-performing electric companies, Southern Company and Progress Energy, and electric and natural gas utility company Integrys Energy Group, also detracted from relative returns.

Elsewhere, holdings of telecommunications services provider Royal KPN N.V. (b) hurt relative results as this security underperformed the S&P Utilities Index over the reporting period.

The fund’s cash position was another detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the S&P Utilities Index, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Robert Persons	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and

4

Management Review – continued

MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 10/31/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 10/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	2/14/92	20.17%	9.51%	5.71%	N/A
B	9/07/93	19.18%	8.68%	4.92%	N/A
C	1/03/94	19.27%	8.70%	4.92%	N/A
I	1/02/97	20.50%	9.79%	5.98%	N/A
R1	4/01/05	19.28%	8.65%	N/A	9.88%
R2	10/31/03	19.83%	9.18%	N/A	13.79%
R3	4/01/05	20.12%	9.42%	N/A	10.65%
R4	4/01/05	20.45%	9.75%	N/A	10.98%
Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		16.52%	1.73%	(0.02)%	N/A
Standard & Poor’s 500 Utilities Index (f)		16.70%	4.09%	1.58%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		13.26%	8.22%	5.09%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		15.18%	8.40%	4.92%	N/A
C With CDSC (1% for 12 months) (x)		18.27%	8.70%	4.92%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class’ inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2010 through October 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/10	Ending Account Value 10/31/10	Expenses Paid During Period (p) 5/01/10-10/31/10
A	Actual	1.09%	$1,000.00	$1,086.92	$5.73
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
B	Actual	1.84%	$1,000.00	$1,082.45	$9.66
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
C	Actual	1.84%	$1,000.00	$1,082.46	$9.66
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
I	Actual	0.84%	$1,000.00	$1,088.04	$4.42
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
R1	Actual	1.84%	$1,000.00	$1,082.50	$9.66
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
R2	Actual	1.34%	$1,000.00	$1,085.02	$7.04
	Hypothetical (h)	1.34%	$1,000.00	$1,018.45	$6.82
R3	Actual	1.09%	$1,000.00	$1,086.30	$5.73
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
R4	Actual	0.84%	$1,000.00	$1,088.22	$4.42
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

10/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 93.4%
Issuer	Shares/Par	Value ($)

Cable TV - 5.2%
Cablevision Systems Corp., “A”	762,900	$20,399,946
Comcast Corp., “Special A”	4,615,800	89,223,414
Time Warner Cable, Inc.	933,769	54,037,212

		$163,660,572
Energy - Independent - 6.8%
Apache Corp.	124,200	$12,546,684
CONSOL Energy, Inc.	312,640	11,492,646
EQT Corp.	2,369,030	88,696,483
Occidental Petroleum Corp.	135,900	10,685,817
QEP Resources, Inc.	2,589,366	85,526,759
Southwestern Energy Co. (a)	180,900	6,123,465

		$215,071,854
Natural Gas - Distribution - 4.5%
NiSource, Inc.	1,176,000	$20,356,560
Questar Corp.	1,992,966	33,820,633
Sempra Energy	922,090	49,313,373
Southern Union Co.	448,400	11,268,292
Spectra Energy Corp.	1,146,520	27,252,780

		$142,011,638
Natural Gas - Pipeline - 6.4%
El Paso Corp.	5,257,250	$69,711,135
Enagas S.A.	1,075,275	23,698,150
Niska Gas Storage Partners LLC	431,642	8,606,941
Williams Cos., Inc.	4,740,360	102,012,547

		$204,028,773
Oil Services - 0.2%
Halliburton Co.	100,700	$3,208,302
Transocean, Inc. (a)	48,400	3,066,624

		$6,274,926
Telecommunications - Wireless - 12.2%
America Movil S.A.B. de C.V., “L”, ADR	421,770	$24,150,550
Cellcom Israel Ltd.	2,658,252	89,822,335
Mobile TeleSystems OJSC, ADR	966,975	20,935,009
MTN Group Ltd.	1,213,890	21,834,424

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Telecommunications - Wireless - continued
NII Holdings, Inc. (a)	1,450,600	$60,649,586
Partner Communication Co. Ltd., ADR	2,046,900	41,613,477
Tim Participacoes S.A., ADR	524,400	16,917,144
Vivo Participacoes S.A., ADR	1,787,375	51,190,420
Vodafone Group PLC	21,281,740	57,920,202

		$385,033,147
Telephone Services - 14.2%
American Tower Corp., “A” (a)	590,500	$30,475,705
Bezeq-The Israel Telecommunication Corp. Ltd.	3,531,300	9,363,700
CenturyLink, Inc.	1,371,841	56,766,781
Crown Castle International Corp. (a)	276,500	11,922,680
France Telecom	694,616	16,691,224
Frontier Communications Corp.	555,600	4,878,168
Kabel Deutschland Holding AG (a)	227,113	10,227,282
Portugal Telecom, SGPS, S.A.	1,831,600	26,435,420
PT XL Axiata Tbk (a)	27,050,000	17,437,794
Qwest Communications International, Inc.	5,562,000	36,709,200
Royal KPN N.V.	192,645	3,217,480
Telecom Italia S.p.A.	18,274,497	22,382,311
Telefonica S.A.	403,034	10,882,289
Telenet Group Holding N.V.	904,642	37,772,422
Virgin Media, Inc.	4,960,709	126,150,830
Windstream Corp.	2,298,195	29,095,149

		$450,408,435
Utilities - Electric Power - 43.9%
AES Corp. (a)	5,978,460	$71,382,812
AES Tiete S.A., IPS	1,598,718	22,049,013
Alliant Energy Corp.	489,100	17,866,823
American Electric Power Co., Inc.	2,072,930	77,610,499
American Water Works Co., Inc.	1,127,400	26,922,312
Calpine Corp. (a)	3,088,315	38,603,938
CenterPoint Energy, Inc.	2,629,310	43,541,374
CEZ AS	1,062,876	47,088,113
China Hydroelectric Corp., ADR (a)	792,143	5,885,625
CMS Energy Corp.	6,249,090	114,858,274
Companhia de Saneamento de Minas Gerais	1,114,400	17,106,299
Companhia Paranaense de Energia, ADR	529,300	12,295,639
Companhia Paranaense de Energia, IPS	399,400	9,391,291
Constellation Energy Group, Inc.	1,203,993	36,408,748
CPFL Energia S.A.	528,000	12,387,179
DPL, Inc.	1,140,133	29,757,471

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - continued
Eletropaulo Metropolitana S.A., IPS	1,096,160	$19,147,181
Energias de Portugal S.A.	17,269,939	66,075,791
Entergy Corp.	687,200	51,217,016
EVN AG	205,596	3,264,955
Fortum Oyj	1,521,100	43,124,654
International Power PLC	1,718,092	11,488,205
National Grid PLC	6,601,496	62,409,652
NextEra Energy, Inc.	1,166,700	64,215,168
Northeast Utilities	1,237,760	38,717,133
NRG Energy, Inc. (a)	1,907,856	37,985,413
NV Energy, Inc.	953,400	13,023,444
OGE Energy Corp.	824,527	36,411,112
PG&E Corp.	1,542,500	73,762,350
PPL Corp.	2,060,800	55,435,520
Public Service Enterprise Group, Inc.	2,364,552	76,493,257
Red Electrica de Espana	1,152,661	57,906,255
RRI Energy, Inc. (a)	426,300	1,602,888
Scottish & Southern Energy PLC	172,400	3,185,106
Tractebel Energia S.A.	3,310,800	50,432,112
Wisconsin Energy Corp.	653,967	38,937,195
Xcel Energy, Inc.	132,200	3,154,292

		$1,391,144,109
Total Common Stocks (Identified Cost, $2,378,128,205)		$2,957,633,454

Bonds - 0.1%
Asset-Backed & Securitized - 0.0%
Falcon Franchise Loan LLC, FRN, 3.36%, 2023 (i)(z)	$1,850,828	$82,917

Utilities - Electric Power - 0.1%
Genon Escrow Corp., 9.875%, 2020 (z)	$1,575,000	$1,535,625
Total Bonds (Identified Cost, $1,634,341)		$1,618,542

Convertible Bonds - 0.9%
Telephone Services - 0.9%
Virgin Media, Inc., 6.5%, 2016 (Identified Cost, $16,688,646)	$18,896,000	$30,139,120

Convertible Preferred Stocks - 3.3%
Natural Gas - Pipeline - 1.0%
El Paso Corp., 4.99%	25,600	$30,368,000

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Convertible Preferred Stocks - continued
Utilities - Electric Power - 2.3%
Great Plains Energy, Inc., 12%	242,690	$15,532,160
NextEra Energy, Inc., 8.375%	488,100	25,503,225
NextEra Energy, Inc., 7% (a)	235,400	11,917,125
PPL Corp., 9.5%	367,200	20,721,096

		$73,673,606
Total Convertible Preferred Stocks (Identified Cost, $98,817,964)		$104,041,606

Money Market Funds (v) - 3.3%
MFS Institutional Money Market Portfolio, 0.21%, at Cost and Net Asset Value	104,111,347	$104,111,347
Total Investments (Identified Cost, $2,599,380,503)		$3,197,544,069

Other Assets, Less Liabilities - (1.0)%		(33,986,473)
Net Assets - 100.0%		$3,163,557,596

(a)	Non-income producing security.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Falcon Franchise Loan LLC, FRN, 3.36%, 2023	1/18/02	$82,897	$82,917
Genon Escrow Corp., 9.875%, 2020	10/08/10	1,551,444	1,535,625
Total Restricted Securities			$1,618,542
% of Net Assets			0.1%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
IPS	International Preference Stock
PLC	Public Limited Company

14

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro
GBP	British Pound

Derivative Contracts at 10/31/10

Forward Foreign Currency Exchange Contracts at 10/31/10

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	EUR	Deutsche Bank	513,592	1/12/11	$714,094	$714,140	$46
BUY	EUR	HSBC Bank	1,200,643	1/12/11	1,668,822	1,669,470	648
BUY	EUR	UBS AG	5,063,856	1/12/11	7,010,756	7,041,190	30,434
SELL	EUR	Deutsche Bank	4,744,464	12/15/10-1/12/11	6,605,791	6,599,531	6,260
SELL	EUR	JP Morgan Chase Bank	3,813,350	1/12/11	5,308,279	5,302,387	5,892
SELL	EUR	UBS AG	7,556,341	12/15/10	10,522,092	10,511,601	10,491

							$53,771

Liability Derivatives
BUY	EUR	CS First Boston	2,093,905	1/12/11	$2,920,935	$2,911,533	$(9,402)
BUY	EUR	Deutsche Bank	3,010,301	1/12/11	4,231,613	4,185,763	(45,850)
BUY	EUR	Goldman Sachs International	266,600	1/12/11	370,883	370,702	(181)
BUY	EUR	HSBC Bank	8,367,232	1/12/11	11,671,944	11,634,469	(37,475)
SELL	EUR	Barclays	1,160,596	1/12/11	1,610,397	1,613,786	(3,389)
SELL	EUR	CS First Boston	11,254,408	12/15/10	14,589,806	15,655,969	(1,066,163)
SELL	EUR	Deutsche Bank	7,600,189	12/15/10	9,675,952	10,572,597	(896,645)
SELL	EUR	HSBC Bank	19,182,657	12/15/10-1/12/11	24,580,620	26,684,044	(2,103,424)
SELL	EUR	Merrill Lynch International	15,074,531	12/15/10	19,188,521	20,970,129	(1,781,608)
SELL	EUR	UBS AG	93,154,644	12/15/10-1/12/11	118,552,447	129,586,776	(11,034,329)
SELL	GBP	Barclays	48,704,681	1/12/11	77,525,341	77,998,924	(473,583)
SELL	GBP	CS First Boston	544,222	1/12/11	857,666	871,553	(13,887)
SELL	GBP	Deutsche Bank	48,648,975	1/12/11	77,420,064	77,909,713	(489,649)

							$(17,955,585)

At October 31, 2010, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,495,269,156)	$3,093,432,722
Underlying funds, at cost and value	104,111,347
Total investments, at value (identified cost, $2,599,380,503)	$3,197,544,069
Restricted cash	50,000
Receivables for
Forward foreign currency exchange contracts	53,771
Investments sold	16,705,990
Fund shares sold	7,320,293
Interest and dividends	5,033,644
Total assets	$3,226,707,767
Liabilities
Payables for
Distributions	$1,865,926
Forward foreign currency exchange contracts	17,955,585
Investments purchased	36,960,516
Fund shares reacquired	4,190,018
Payable to affiliates
Investment adviser	206,442
Shareholder servicing costs	1,462,402
Distribution and service fees	139,247
Administrative services fee	4,374
Payable for independent Trustees’ compensation	74,174
Accrued expenses and other liabilities	291,487
Total liabilities	$63,150,171
Net assets	$3,163,557,596
Net assets consist of
Paid-in capital	$3,260,376,925
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	580,352,295
Accumulated net realized gain (loss) on investments and foreign currency transactions	(679,184,544)
Undistributed net investment income	2,012,920
Net assets	$3,163,557,596
Shares of beneficial interest outstanding	197,771,523

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,947,269,468	121,648,510	$16.01
Class B	209,276,629	13,117,544	15.95
Class C	459,807,333	28,815,500	15.96
Class I	155,487,283	9,689,000	16.05
Class R1	10,157,391	637,414	15.94
Class R2	79,747,772	4,991,157	15.98
Class R3	277,389,718	17,347,493	15.99
Class R4	24,422,002	1,524,905	16.02

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.99 [100 / 94.25 x $16.01]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/10

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$122,148,750
Interest	3,287,968
Dividends from underlying funds	126,619
Foreign taxes withheld	(4,668,303)
Total investment income	$120,895,034
Expenses
Management fee	$17,006,172
Distribution and service fees	11,448,564
Shareholder servicing costs	4,436,169
Administrative services fee	404,545
Independent Trustees’ compensation	69,016
Custodian fee	567,104
Shareholder communications	278,763
Auditing fees	51,857
Legal fees	49,475
Miscellaneous	365,054
Total expenses	$34,676,719
Fees paid indirectly	(2,274)
Reduction of expenses by investment adviser	(13,882)
Net expenses	$34,660,563
Net investment income	$86,234,471
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(43,109,401)
Foreign currency transactions	12,549,326
Net realized gain (loss) on investments and foreign currency transactions	$(30,560,075)
Change in unrealized appreciation (depreciation)
Investments	$465,652,602
Translation of assets and liabilities in foreign currencies	(15,664,263)
Net unrealized gain (loss) on investments and foreign currency translation	$449,988,339
Net realized and unrealized gain (loss) on investments and foreign currency	$419,428,264
Change in net assets from operations	$505,662,735

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2010	2009
Change in net assets
From operations
Net investment income	$86,234,471	$92,290,719
Net realized gain (loss) on investments and foreign currency transactions	(30,560,075)	(559,752,109)
Net unrealized gain (loss) on investments and foreign currency translation	449,988,339	850,553,984
Change in net assets from operations	$505,662,735	$383,092,594
Distributions declared to shareholders
From net investment income	$(93,073,630)	$(79,651,477)
From net realized gain on investments	—	(13,186,944)
Total distributions declared to shareholders	$(93,073,630)	$(92,838,421)
Change in net assets from fund share transactions	$325,994,180	$(63,289,488)
Total change in net assets	$738,583,285	$226,964,685
Net assets
At beginning of period	2,424,974,311	2,198,009,626
At end of period (including undistributed net investment income of $2,012,920 and $8,406,674, respectively)	$3,163,557,596	$2,424,974,311

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.79	$12.04	$20.71	$15.33	$12.33
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.54	$0.34	$0.35	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	2.26	1.75	(7.53)	5.38	2.94
Total from investment operations	$2.73	$2.29	$(7.19)	$5.73	$3.24
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.47)	$(0.41)	$(0.35)	$(0.24)
From net realized gain on investments	—	(0.07)	(1.07)	—	—
Total distributions declared to shareholders	$(0.51)	$(0.54)	$(1.48)	$(0.35)	$(0.24)
Net asset value, end of period	$16.01	$13.79	$12.04	$20.71	$15.33
Total return (%) (r)(s)(t)	20.17	19.78	(37.21)	37.77	26.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.10	1.05	1.05	1.11
Expenses after expense reductions (f)	1.07	1.10	1.04	1.05	1.11
Net investment income	3.20	4.44	1.95	1.92	2.24
Portfolio turnover	54	71	73	86	100
Net assets at end of period (000 omitted)	$1,947,269	$1,766,611	$1,593,003	$2,479,305	$1,319,703

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.75	$12.00	$20.64	$15.28	$12.29
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.47	$0.21	$0.20	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	2.24	1.73	(7.51)	5.38	2.93
Total from investment operations	$2.60	$2.20	$(7.30)	$5.58	$3.13
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.38)	$(0.27)	$(0.22)	$(0.14)
From net realized gain on investments	—	(0.07)	(1.07)	—	—
Total distributions declared to shareholders	$(0.40)	$(0.45)	$(1.34)	$(0.22)	$(0.14)
Net asset value, end of period	$15.95	$13.75	$12.00	$20.64	$15.28
Total return (%) (r)(s)(t)	19.18	18.94	(37.68)	36.73	25.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.85	1.79	1.80	1.86
Expenses after expense reductions (f)	1.82	1.85	1.78	1.80	1.86
Net investment income	2.45	3.86	1.20	1.13	1.51
Portfolio turnover	54	71	73	86	100
Net assets at end of period (000 omitted)	$209,277	$196,483	$239,127	$593,215	$597,964

Class C	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.75	$12.01	$20.65	$15.30	$12.30
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.45	$0.21	$0.21	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	2.25	1.74	(7.51)	5.36	2.94
Total from investment operations	$2.61	$2.19	$(7.30)	$5.57	$3.14
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.38)	$(0.27)	$(0.22)	$(0.14)
From net realized gain on investments	—	(0.07)	(1.07)	—	—
Total distributions declared to shareholders	$(0.40)	$(0.45)	$(1.34)	$(0.22)	$(0.14)
Net asset value, end of period	$15.96	$13.75	$12.01	$20.65	$15.30
Total return (%) (r)(s)(t)	19.27	18.86	(37.64)	36.64	25.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.85	1.80	1.80	1.86
Expenses after expense reductions (f)	1.82	1.85	1.79	1.80	1.86
Net investment income	2.44	3.67	1.20	1.15	1.51
Portfolio turnover	54	71	73	86	100
Net assets at end of period (000 omitted)	$459,807	$299,351	$262,113	$402,178	$260,120

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.82	$12.07	$20.74	$15.36	$12.35
Income (loss) from investment operations
Net investment income (d)	$0.50	$0.46	$0.39	$0.40	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	2.27	1.86	(7.54)	5.38	2.95
Total from investment operations	$2.77	$2.32	$(7.15)	$5.78	$3.28
Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.50)	$(0.45)	$(0.40)	$(0.27)
From net realized gain on investments	—	(0.07)	(1.07)	—	—
Total distributions declared to shareholders	$(0.54)	$(0.57)	$(1.52)	$(0.40)	$(0.27)
Net asset value, end of period	$16.05	$13.82	$12.07	$20.74	$15.36
Total return (%) (r)(s)	20.50	20.03	(36.99)	38.03	26.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.82	0.79	0.80	0.86
Expenses after expense reductions (f)	0.82	0.82	0.78	0.80	0.86
Net investment income	3.37	3.60	2.17	2.17	2.45
Portfolio turnover	54	71	73	86	100
Net assets at end of period (000 omitted)	$155,487	$39,175	$10,141	$19,230	$9,830

Class R1	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.73	$11.99	$20.63	$15.28	$12.29
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.44	$0.20	$0.17	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	2.25	1.75	(7.50)	5.39	2.92
Total from investment operations	$2.61	$2.19	$(7.30)	$5.56	$3.11
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.38)	$(0.27)	$(0.21)	$(0.12)
From net realized gain on investments	—	(0.07)	(1.07)	—	—
Total distributions declared to shareholders	$(0.40)	$(0.45)	$(1.34)	$(0.21)	$(0.12)
Net asset value, end of period	$15.94	$13.73	$11.99	$20.63	$15.28
Total return (%) (r)(s)	19.28	18.90	(37.69)	36.62	25.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.84	1.83	1.92	2.06
Expenses after expense reductions (f)	1.82	1.84	1.83	1.90	1.96
Net investment income	2.46	3.61	1.15	0.92	1.40
Portfolio turnover	54	71	73	86	100
Net assets at end of period (000 omitted)	$10,157	$9,674	$7,689	$9,017	$1,902

See Notes to Financial Statements

21

Financial Highlights – continued

Class R2	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.77	$12.02	$20.67	$15.31	$12.31
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.50	$0.29	$0.27	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	2.25	1.76	(7.51)	5.38	2.94
Total from investment operations	$2.68	$2.26	$(7.22)	$5.65	$3.18
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.44)	$(0.36)	$(0.29)	$(0.18)
From net realized gain on investments	—	(0.07)	(1.07)	—	—
Total distributions declared to shareholders	$(0.47)	$(0.51)	$(1.43)	$(0.29)	$(0.18)
Net asset value, end of period	$15.98	$13.77	$12.02	$20.67	$15.31
Total return (%) (r)(s)	19.83	19.52	(37.35)	37.17	26.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32	1.34	1.33	1.47	1.62
Expenses after expense reductions (f)	1.32	1.34	1.32	1.44	1.52
Net investment income	2.93	4.12	1.69	1.49	1.73
Portfolio turnover	54	71	73	86	100
Net assets at end of period (000 omitted)	$79,748	$61,470	$49,039	$50,205	$14,413

Class R3	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.78	$12.03	$20.69	$15.32	$12.33
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.54	$0.34	$0.33	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	2.25	1.75	(7.53)	5.37	2.95
Total from investment operations	$2.72	$2.29	$(7.19)	$5.70	$3.21
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.47)	$(0.40)	$(0.33)	$(0.22)
From net realized gain on investments	—	(0.07)	(1.07)	—	—
Total distributions declared to shareholders	$(0.51)	$(0.54)	$(1.47)	$(0.33)	$(0.22)
Net asset value, end of period	$15.99	$13.78	$12.03	$20.69	$15.32
Total return (%) (r)(s)	20.12	19.80	(37.21)	37.55	26.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.10	1.07	1.20	1.28
Expenses after expense reductions (f)	1.07	1.09	1.07	1.20	1.28
Net investment income	3.19	4.40	1.91	1.77	1.93
Portfolio turnover	54	71	73	86	100
Net assets at end of period (000 omitted)	$277,390	$39,450	$31,360	$41,574	$10,786

See Notes to Financial Statements

22

Financial Highlights – continued

Class R4	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.80	$12.05	$20.71	$15.34	$12.33
Income (loss) from investment operations
Net investment income (d)	$0.52	$0.54	$0.36	$0.40	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	2.24	1.78	(7.50)	5.35	2.99
Total from investment operations	$2.76	$2.32	$(7.14)	$5.75	$3.27
Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.50)	$(0.45)	$(0.38)	$(0.26)
From net realized gain on investments	—	(0.07)	(1.07)	—	—
Total distributions declared to shareholders	$(0.54)	$(0.57)	$(1.52)	$(0.38)	$(0.26)
Net asset value, end of period	$16.02	$13.80	$12.05	$20.71	$15.34
Total return (%) (r)(s)	20.45	20.06	(37.01)	37.89	26.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.84	0.83	0.90	0.96
Expenses after expense reductions (f)	0.82	0.84	0.82	0.90	0.96
Net investment income	3.51	4.38	2.12	2.12	1.98
Portfolio turnover	54	71	73	86	100
Net assets at end of period (000 omitted)	$24,422	$12,760	$5,537	$2,727	$637

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 total returns for the year ended October 31, 2009 would have each been lower by approximately 0.62%.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

23

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Fund (the fund) is a series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term

24

Notes to Financial Statements – continued

instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s

25

Notes to Financial Statements – continued

net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of October 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,085,578,359	$30,368,000	$—	$2,115,946,359
Brazil	210,916,279	—	—	210,916,279
Israel	140,799,512	—	—	140,799,512
United Kingdom	135,003,165	—	—	135,003,165
Portugal	92,511,212	—	—	92,511,212
Spain	92,486,693	—	—	92,486,693
Czech Republic	47,088,113	—	—	47,088,113
Finland	43,124,654	—	—	43,124,654
Belgium	37,772,422	—	—	37,772,422
Other Countries	128,588,857	17,437,794	—	146,026,651
Corporate Bonds	—	31,674,745	—	31,674,745
Commercial Mortgage-Backed Securities	—	82,917	—	82,917
Mutual Funds	104,111,347	—	—	104,111,347
Total Investments	$3,117,980,613	$79,563,456	$—	$3,197,544,069

Other Financial Instruments
Forward Currency Contracts	$—	$(17,901,814)	$—	$(17,901,814)

26

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

27

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative	Asset Derivatives	Liability Derivatives
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	$53,771	$(17,955,585)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2010 as reported in the Statement of Operations:

Risk	Foreign Currency Transactions
Foreign Exchange Contracts	$13,334,460

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2010 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange Contracts	$(15,253,361)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable

28

Notes to Financial Statements – continued

transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to our use of continuous linked settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting

29

Notes to Financial Statements – continued

as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund.

30

Notes to Financial Statements – continued

Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/10	10/31/09
Ordinary income (including any short-term capital gains)	$93,073,630	$79,655,982
Long-term capital gain	—	13,182,439
Total distributions	$93,073,630	$92,838,421

31

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/10
Cost of investments	$2,687,183,654
Gross appreciation	530,836,406
Gross depreciation	(20,475,991)
Net unrealized appreciation (depreciation)	$510,360,415

Undistributed ordinary income	11,180,662
Capital loss carryforwards	(609,283,834)
Other temporary differences	(9,076,572)

As of October 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

10/31/17	$(555,766,497)
10/31/18	(53,517,337)
$(609,283,834)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/10	Year ended 10/31/09	Year ended 10/31/10	Year ended 10/31/09
Class A	$61,271,755	$60,695,291	$—	$9,540,135
Class B	5,402,269	6,234,055	—	1,417,392
Class C	10,479,393	8,231,176	—	1,601,487
Class I	3,665,819	715,721	—	61,589
Class R1	267,916	259,485	—	49,405
Class R2	2,227,674	1,864,849	—	299,297
Class R3	9,041,684	1,237,946	—	183,121
Class R4	717,120	412,954	—	34,518
Total	$93,073,630	$79,651,477	$—	$13,186,944

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

32

Notes to Financial Statements – continued

The management fee is computed daily and paid monthly at the following annual rates:

First $3.0 billion of average daily net assets	0.60%
Average daily net assets in excess of $3.0 billion	0.55%

The investment adviser has agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $5.0 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2012. For the year ended October 31, 2010, the fund’s average daily net assets did not exceed $5.0 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended October 31, 2010 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $897,449 for the year ended October 31, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$4,475,120
Class B	0.75%	0.25%	1.00%	1.00%	2,006,367
Class C	0.75%	0.25%	1.00%	1.00%	3,875,994
Class R1	0.75%	0.25%	1.00%	1.00%	99,059
Class R2	0.25%	0.25%	0.50%	0.50%	348,104
Class R3	—	0.25%	0.25%	0.25%	643,920
Total Distribution and Service Fees					$11,448,564

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2010 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase.

33

Notes to Financial Statements – continued

Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2010, were as follows:

Amount
Class A	$4,262
Class B	313,974
Class C	59,600

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2010, the fee was $1,216,222, which equated to 0.0429% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,219,947.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2010 was equivalent to an annual effective rate of 0.0143% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current

34

Notes to Financial Statements – continued

independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $1,722 and the Retirement Deferral plan resulted in an expense of $5,249. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $66,846 at October 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $26,814 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $13,882, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $1,778,454,719 and $1,467,822,840, respectively.

35

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/10		Year ended 10/31/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	41,274,255	$609,813,673	28,710,451	$349,659,014
Class B	2,486,626	36,564,278	3,759,474	44,766,933
Class C	10,804,397	159,153,321	4,658,560	56,743,573
Class I	8,497,708	125,844,446	2,298,091	30,803,996
Class R1	203,714	2,989,752	252,080	3,037,582
Class R2	1,770,421	26,043,882	1,672,441	20,467,833
Class R3	17,288,677	245,736,635	1,060,781	13,219,715
Class R4	1,146,011	16,997,355	661,736	7,764,191
	83,471,809	$1,223,143,342	43,073,614	$526,462,837
Shares issued to shareholders in reinvestment of distributions
Class A	3,524,841	$51,806,193	5,127,121	$61,977,467
Class B	296,461	4,344,013	544,247	6,483,480
Class C	503,181	7,384,680	614,254	7,382,867
Class I	73,349	1,084,466	43,348	529,017
Class R1	18,296	267,892	25,676	308,835
Class R2	142,345	2,090,522	168,616	2,038,866
Class R3	615,870	9,040,004	117,158	1,419,713
Class R4	38,738	570,908	20,713	254,930
	5,213,081	$76,588,678	6,661,133	$80,395,175
Shares reacquired
Class A	(51,239,823)	$(744,828,655)	(38,036,443)	$(453,940,383)
Class B	(3,959,324)	(58,062,452)	(9,934,525)	(115,849,498)
Class C	(4,261,093)	(62,379,978)	(5,331,483)	(62,204,187)
Class I	(1,715,774)	(25,120,197)	(348,235)	(4,477,800)
Class R1	(289,121)	(4,212,331)	(214,452)	(2,574,317)
Class R2	(1,386,723)	(20,259,449)	(1,455,183)	(17,511,633)
Class R3	(3,419,679)	(50,164,846)	(921,442)	(10,964,705)
Class R4	(584,502)	(8,709,932)	(217,357)	(2,624,977)
	(66,856,039)	$(973,737,840)	(56,459,120)	$(670,147,500)

36

Notes to Financial Statements – continued

	Year ended 10/31/10		Year ended 10/31/09
	Shares	Amount	Shares	Amount
Net change
Class A	(6,440,727)	$(83,208,789)	(4,198,871)	$(42,303,902)
Class B	(1,176,237)	(17,154,161)	(5,630,804)	(64,599,085)
Class C	7,046,485	104,158,023	(58,669)	1,922,253
Class I	6,855,283	101,808,715	1,993,204	26,855,213
Class R1	(67,111)	(954,687)	63,304	772,100
Class R2	526,043	7,874,955	385,874	4,995,066
Class R3	14,484,868	204,611,793	256,497	3,674,723
Class R4	600,247	8,858,331	465,092	5,394,144
	21,828,851	$325,994,180	(6,724,373)	$(63,289,488)

Class W shares were not available for sale during the period. Please see the fund’s prospectus for details.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2010, the fund’s commitment fee and interest expense were $33,627 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

37

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	80,699,538	754,921,370	(731,509,561)	104,111,347

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$126,619	$104,111,347

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust VI and Shareholders of MFS Utilities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund (the Fund), (one of the portfolios comprising MFS Series Trust VI), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 16, 2010

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

40

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

41

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

44

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Robert Persons Maura Shaughnessy

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund,

46

Board Review of Investment Advisory Agreement – continued

(v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the the one-and five-year periods ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

47

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $3 billion, and that MFS has agreed in writing to reduce its advisory fee on average daily net assets over $5 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

48

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

49

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

50

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 67.38% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

51

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

52

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2010 and 2009, audit fees billed to the Funds by E&Y were as follows:

	Audit Fees
	2010	2009
Fees billed by E&Y:
MFS Global Equity Fund	43,718	42,877
MFS Global Total Return Fund	49,899	48,937
MFS Utilities Fund	39,956	39,188
Total	133,573	131,002

For the fiscal years ended October 31, 2010 and 2009, fees billed by E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2010	2009	2010	2009	2010	2009
Fees billed by E&Y:
To MFS Global Equity Fund	0	0	8,367	8,281	0	0
To MFS Global Total Return Fund	0	0	9,535	9,426	0	0
To MFS Utilities Fund	0	0	7,704	7,631	0	0
Total fees billed by E&Y To above Funds	0	0	25,606	25,338	0	0
To MFS and MFS Related Entities of MFS Global Equity Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Global Total Return Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Utilities Fund*	0	0	0	0	0	0

	2010	2009[4]
Aggregate fees for non-audit services:
To MFS Global Equity Fund, MFS and MFS Related Entities#	247,043	236,858
To MFS Global Total Return Fund, MFS and MFS Related Entities#	248,211	238,003
To MFS Utilities Fund, MFS and MFS Related Entities#	246,380	236,208

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]	E&Y fees reported in 2009 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended October 31, 2009.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VI

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: December 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: December 16, 2010

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 16, 2010

*	Print name and title of each signing officer under his or her signature.